NOTE AND WARRANT PURCHASE

                                    AGREEMENT


                          DATED AS OF DECEMBER 4, 2006



                                  BY AND AMONG



                          CHARYS HOLDING COMPANY, INC.


                                       AND


                       THE PURCHASERS LISTED ON EXHIBIT A

                                 TABLE OF CONTENTS

                                                                               Page
                                                                               ----

ARTICLE I     PURCHASE AND SALE OF NOTES AND WARRANTS . . . . . . . . . . . . .   1
     Section 1.1     Purchase and Sale of Notes and Warrants. . . . . . . . . .   1
     Section 1.2     Purchase Price and Closing . . . . . . . . . . . . . . . .   2
     Section 1.3     Conversion Shares / Warrant Shares . . . . . . . . . . . .   2

ARTICLE II     REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . .   3
     Section 2.1     Representations and Warranties of the Company. . . . . . .   3
     Section 2.2     Representations and Warranties of the Purchasers . . . . .  13

ARTICLE III     COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     Section 3.1     Securities Compliance. . . . . . . . . . . . . . . . . . .  15
     Section 3.2     Registration and Listing . . . . . . . . . . . . . . . . .  15
     Section 3.3     Inspection Rights. . . . . . . . . . . . . . . . . . . . .  15
     Section 3.4     Compliance with Laws . . . . . . . . . . . . . . . . . . .  16
     Section 3.5     Keeping of Records and Books of Account. . . . . . . . . .  17
     Section 3.6     Reporting Requirements . . . . . . . . . . . . . . . . . .  17
     Section 3.7     Other Agreements . . . . . . . . . . . . . . . . . . . . .  16
     Section 3.8     Use of Proceeds. . . . . . . . . . . . . . . . . . . . . .  16
     Section 3.9     Reporting Status . . . . . . . . . . . . . . . . . . . . .  16
     Section 3.10    Disclosure of Transaction. . . . . . . . . . . . . . . . .  17
     Section 3.11    Disclosure of Non-Public Material Information. . . . . . .  18
     Section 3.12    Pledge of Securities . . . . . . . . . . . . . . . . . . .  17
     Section 3.13    Amendments . . . . . . . . . . . . . . . . . . . . . . . .  17
     Section 3.14    Distributions. . . . . . . . . . . . . . . . . . . . . . .  17
     Section 3.15    Reservation of Shares. . . . . . . . . . . . . . . . . . .  17
     Section 3.16    Transfer Agent Instructions. . . . . . . . . . . . . . . .  18
     Section 3.17    Disposition of Assets. . . . . . . . . . . . . . . . . . .  18
     Section 3.18    Form SB-2 Eligibility. . . . . . . . . . . . . . . . . . .  18
     Section 3.19    Subsequent Financings. . . . . . . . . . . . . . . . . . .  18

ARTICLE IV     CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
     Section 4.1     Conditions Precedent to the Obligation of the Company
                     to Close and to Sell the Securities. . . . . . . . . . . .  21
     Section 4.2     Conditions Precedent to the Obligation of the Purchasers
                     to Close and to Purchase the Securities. . . . . . . . . .  22

ARTICLE V     CERTIFICATE LEGEND. . . . . . . . . . . . . . . . . . . . . . . .  24
     Section 5.1     Legend . . . . . . . . . . . . . . . . . . . . . . . . . .  24

ARTICLE VI     INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . .  25
     Section 6.1     Company Indemnity. . . . . . . . . . . . . . . . . . . . .  25
     Section 6.2     Indemnification Procedure. . . . . . . . . . . . . . . . .  25


                                 TABLE OF CONTENTS
                                    (continued)

                                                                               Page
                                                                               ----

ARTICLE VII     MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . 26
     Section 7.1     Fees and Expenses . . . . . . . . . . . . . . . . . . . . . 26
     Section 7.2     Specific Performance; Consent to Jurisdiction; Venue. . . . 27
     Section 7.3     Entire Agreement; Amendment . . . . . . . . . . . . . . . . 27
     Section 7.4     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . 27
     Section 7.5     Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . 28
     Section 7.6     Headings. . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 7.7     Successors and Assigns. . . . . . . . . . . . . . . . . . . 29
     Section 7.8     No Third Party Beneficiaries. . . . . . . . . . . . . . . . 29
     Section 7.9     Governing Law . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 7.10    Survival. . . . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 7.11    Counterparts. . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 7.12    Publicity. .  . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 7.13    Severability. . . . . . . . . . . . . . . . . . . . . . . . 29
     Section 7.14    Further Assurances. . . . . . . . . . . . . . . . . . . . . 29

                       NOTE AND WARRANT PURCHASE AGREEMENT

     This NOTE AND WARRANT PURCHASE AGREEMENT dated as of December 4, 2006 (this "Agreement") by and among Charys Holding Company, Inc., a Delaware corporation
 ---------
(the  "Company"),  and  each  of  the purchasers of the subordinated convertible
       -------
promissory  notes of the Company whose names are set forth on Exhibit A attached
                                                              ---------
hereto  (each  a  "Purchaser"  and  collectively,  the  "Purchasers").
                   ---------                             ----------

     The  parties  hereto  agree  as  follows:

                                    ARTICLE I

                     PURCHASE AND SALE OF NOTES AND WARRANTS

          Section  1.1     Purchase  and  Sale  of  Notes  and  Warrants.
                           ---------------------------------------------

          (a) Upon the following terms and conditions, the Company shall issue and sell to the Purchasers, and the Purchasers shall purchase (in the amounts set forth as Exhibit A hereto) from the Company, subordinated
                         ----------
convertible promissory notes in the aggregate principal amount of up to Fifteen Million Dollars ($15,000,000), convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), in substantially the
                                            ------------
form attached hereto as Exhibit B (the "Notes").  The Company and the Purchasers
                        ---------       -----
are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), including Regulation D
                                ---------------
("Regulation  D"),  and/or  upon  such  other  exemption  from  the registration
  -------------
requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

          (b) Upon the following terms and conditions and for no additional consideration, each of the Purchasers shall be issued (i) Series A Warrants, in substantially the form attached hereto as Exhibit C-1 (the "Series A Warrants"),
                                          -----------       -----------------
to purchase the number of shares of Common Stock equal to seventy-five percent (75%) of the number of Conversion Shares (as defined in Section 1.3 below)
issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on Exhibit A hereto, (ii) Series B Warrants, in substantially the form attached
----------
hereto  as  Exhibit C-2  (the "Series B Warrants"),  to  purchase  the number of
            -----------        -----------------
shares  of  Common  Stock  equal  to seventy-five percent (75%) of the number of
Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on Exhibit A hereto, (iii) Series J Warrants, in substantially
                                             -----------------
the  form  attached hereto as Exhibit C-3 (the "Series J Warrants"), to purchase
                              -----------       -----------------
the number of shares of Common Stock equal to one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser, as set forth opposite such Purchaser's name on Exhibit A hereto,
                                                               ---------
(iv) Series C Warrants, in substantially the form attached hereto as Exhibit C-4
                                                                     -----------
(the  "Series  C  Warrants"),  to  purchase the number of shares of Common Stock
       -------------------
equal to seventy-five percent (75%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on Exhibit A hereto,
                                                               ---------
and  (v) Series D Warrants, in substantially the form attached hereto as Exhibit
                                                                         -------
C-5  (the "Series D Warrants"  and,  together  with  the  Series A Warrants, the
---        -----------------
Series B Warrants, the Series J Warrants and the Series C Warrants, the "Warrants"), to purchase the number of shares of Common Stock equal to
 --------
seventy-five percent (75%) of the number of Conversion Shares issuable upon conversion of the Notes purchased by each Purchaser pursuant to the terms of this Agreement, as set forth opposite such Purchaser's name on Exhibit A hereto.
                                                               ---------
Notwithstanding the foregoing to the contrary, each of the Purchasers shall be issued Series J Warrants, Series C Warrants and Series D Warrants only if such Purchaser's aggregate investment in the Company is equal to or greater than $10,000,000 (including only such Purchaser's investment amount for the purchase of Notes pursuant to this Agreement plus such Purchaser's investment amount in the subordinated convertible note financing that closed on August 31, 2006). The Warrants shall expire five (5) years following the Closing Date, except for the Series J Warrants, which shall expire nine (9) months following the Closing Date. Each of the Warrants shall have an exercise price per share equal to the Warrant Price (as defined in the applicable Warrant).

          Section  1.2     Purchase Price and Closing.  Subject to the terms and
                           --------------------------
conditions hereof, the Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase the Notes and Warrants for an aggregate  purchase  price  of  up to Fifteen Million Dollars ($15,000,000) (the
"Purchase  Price").  The  closing  of  the  purchase  and  sale of the Notes and
   -------------
Warrants  to be acquired by the Purchasers from the Company under this Agreement
   ---
shall take place at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036 (the "Closing") at 10:00 a.m.,
                                                        -------
New  York  time  (i)  on  or  before December 4, 2006; provided, that all of the
                                                       --------
conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchasers and the Company may mutually agree upon (the "Closing Date"). Subject to the terms and conditions of this
             -------------
Agreement, at the Closing the Company shall deliver or cause to be delivered to each Purchaser (x) its Notes for the principal amount set forth opposite the name of such Purchaser on Exhibit A hereto, (y) its Warrants to purchase such
                             ---------
number of shares of Common Stock as is set forth opposite the name of such Purchaser on Exhibit A attached hereto and (z) any other documents required to
               ---------
be delivered pursuant to Article IV hereof. At the Closing, each Purchaser shall deliver its Purchase Price by wire transfer to an escrow account designated by the escrow agent.

          Section 1.3     Conversion Shares / Warrant Shares.  As of the Closing
                          ----------------------------------
Date, the Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to effect the conversion of the Notes and exercise of the Warrants as of the Closing Date. Any shares of Common Stock issuable upon conversion of the Notes are herein referred to as the "Conversion Shares". Any shares of
                                              -----------------
Common Stock issuable upon exercise of the Warrants (and such shares when issued) are herein referred to as the "Warrant Shares". The Notes, the
                                              ---------------
Warrants,  the  Conversion  Shares  and  the  Warrant  Shares  are  sometimes collectively  referred  to  herein  as  the  "Securities".
                                              ----------

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

          Section  2.1     Representations  and  Warranties of the Company.  The
                           -----------------------------------------------
Company hereby represents and warrants to the Purchasers, as of the date hereof and the Closing Date (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

          (a)     Organization,  Good  Standing  and  Power.  The  Company  is a
                  -----------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in
Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto. The Company and each such Subsidiary (as
           ----------------
defined in Section 2.1(g)) is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any material adverse
                             -----------------------
effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

          (b)      Authorization;  Enforcement.  The  Company  has the requisite
                  ----------------------------
corporate  power  and  authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement by and among the Company and the Purchasers, dated as of the date hereof, substantially in the form of Exhibit D attached hereto (the "Registration Rights
                             ---------                       -------------------
Agreement"),  the  Escrow Agreement by and among the Company, the Purchasers and
---------
the escrow agent, dated as of the date hereof, substantially in the form of Exhibit E attached hereto (the "Escrow Agreement"), and the Irrevocable Transfer
---------                       ----------------
Agent Instructions (as defined in Section 3.16 hereof) (collectively, the "Transaction Documents") and to issue and sell the Securities in accordance with
 ---------------------
the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on Schedule 2.1(b), no further
                                                     ---------------
consent or authorization of the Company, its Board of Directors or stockholders is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c)     Capitalization.  The  authorized  capital stock of the Company
                  --------------
as  of  the  date  hereof  is  set  forth on Schedule 2.1(c) hereto.  All of the
                                             ---------------
outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized and validly issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as set forth in this Agreement and as set forth on Schedule 2.1(c) hereto, no shares of Common Stock or any other security
         ---------------
of the Company are entitled to preemptive rights, registration rights, rights of first refusal or similar rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth on Schedule 2.1(c) hereto, there are no contracts, commitments,
                ----------------
understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule
                                                                        --------
2.1(c)  hereto,  the  Company  is  not  a  party to or bound by any agreement or
------
understanding  granting  registration or anti-dilution rights to any person with
------
respect  to  any  of  its  equity  or  debt  securities.  Except as set forth on
Schedule  2.1(c), the Company is not a party to, and it has no knowledge of, any
----------------
agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as disclosed on Schedule 2.1(c), (i)
                                                            ---------------
there are no outstanding debt securities, or other form of material debt of the Company or any of its Subsidiaries, (ii) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is required to register the sale of any of their securities under the Securities Act, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities, (v) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements, or any similar plan or agreement and (vi) as of the date of this Agreement, to the Company's and each of its Subsidiaries' knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. Any Person with any right to purchase securities of the Company that would be triggered as a result of the transactions contemplated hereby or by any of the other Transaction Documents has waived such rights or the time for the exercise of such rights has passed, except where failure of the Company to receive such waiver would not have a Material Adverse Effect. Except as set forth on Schedule 2.1(c), there are no
                                                   ---------------
options, warrants or other outstanding securities of the Company (including, without limitation, any equity securities issued pursuant to any Company stock option plan) the vesting of which will be accelerated by the transactions contemplated hereby or by any of the other Transaction Documents. Except as set forth in Schedule 2.1(c), none of the transactions contemplated by this
           ----------------
Agreement or by any of the other Transaction Documents shall cause, directly or indirectly, the acceleration of vesting of any options issued pursuant the Company's stock option plans.

          (d)     Issuance  of  Securities.  The  Notes  and  the Warrants to be
                  ------------------------
issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Notes shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Conversion Shares and Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Notes and Warrants, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

          (e)     No  Conflicts.  The execution, delivery and performance of the
                  -------------
Transaction Documents by the Company, the performance by the Company of its obligations under the Notes and the consummation by the Company of the transactions contemplated hereby and thereby, (including the issuance of the Securities as contemplated hereby) do not and will not (i) violate or conflict with any provision of the Company's Certificate of Incorporation (the "Certificate") or Bylaws (the "Bylaws"), each as amended to date, or any
 -----------                       ------
Subsidiary's comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries' respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, with respect to clauses (ii) and (iii) above for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (excluding with respect to federal and state securities laws)). Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations or any registration provisions provided in the Registration Rights Agreement).

          (f)     Commission  Documents, Financial Statements.  The Common Stock
                  -------------------------------------------
of the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, except as
                                                  ------------
set  forth  on Schedule 2.1(f) hereto, the Company has timely filed all reports,
               ---------------
schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). Except as set forth in the
                             --------------------
Commission Documents filed prior to the date hereof, at the times of their respective filings, the Form 10-QSB for the fiscal quarters ended July 31, 2006, January 31, 2006 and October 31, 2005 (collectively, the "Form 10-QSB") and the
                                                           -----------
Form  10-KSB  for  the  fiscal  year ended April 30, 2006, as amended (the "Form
                                                                            ----
10-KSB") complied in all material respects with the requirements of the Exchange
------
Act and the rules and regulations of the Commission promulgated thereunder, and the Form 10-QSB and Form 10-KSB did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis
                                            ----
during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

          (g)     Subsidiaries.  Schedule  2.1(g)  hereto  sets  forth  each
                  ------------   ----------------
Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person's ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, "Subsidiary" shall mean any corporation or other entity of which
                 ----------
at least a majority of the securities or other equity ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock or other equity ownership interests of each Subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth on Schedule 2.1(g) hereto, there are no
                                            ---------------
outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto.
                                                         ---------------
Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

          (h)     No Material Adverse Change.  Since April 30, 2006, the Company
                  --------------------------
has not experienced or suffered any Material Adverse Effect, except as disclosed on Schedule 2.1(h) hereto and as disclosed in its Commission Documents.
    ----------------

          (i)     No  Undisclosed  Liabilities.  Except as disclosed on Schedule
                  ----------------------------                          --------
2.1(i)  hereto, neither the Company nor any of its Subsidiaries has incurred any
------
liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

          (j)     No Undisclosed Events or Circumstances.  Since April 30, 2006,
                  --------------------------------------
except  as  disclosed  on  Schedule  2.1(j) hereto, no event or circumstance has
                           ----------------
occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k)     Indebtedness.  Schedule  2.1(k)  hereto  sets  forth as of the
                  ------------   ----------------
date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or Indebtedness for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth on Schedule 2.1(k),
                                                                ---------------
Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

          (l)     Title to Assets.  Each of the Company and the Subsidiaries has
                  ---------------
good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule
                                                                        --------
2.1(l)  hereto  or  such  that,  individually or in the aggregate, do not have a
------
Material Adverse Effect. Any leases of the Company and each of its Subsidiaries are valid and subsisting and, to the Company's knowledge, in full force and effect.

          (m)     Actions  Pending.  There  is  no  action,  suit,  claim,
                  ----------------
investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Commission Documents or on Schedule 2.1(m) hereto,
                                                         ---------------
there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect. Except as set forth in the Commission Documents or on Schedule
                                                                        --------
2.1(m)  hereto,  there are no outstanding orders, judgments, injunctions, awards
------
or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (n)     Compliance  with  Law.  The  business  of  the Company and the
                  ---------------------
Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule
                                                                        --------
2.1(n)  hereto or such that, individually or in the aggregate, the noncompliance
------
therewith could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o)     Taxes.  The  Company  and  each  of  the  Subsidiaries  has
                  -----
accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on Schedule 2.1(o) hereto or in the Commission Documents, none of the
              ---------------
federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (p)     Certain  Fees.  Except as set forth on Schedule 2.1(p) hereto,
                  -------------                          ---------------
the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (q)     Disclosure.  Except  for the transactions contemplated by this
                  ----------
Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any  information  that  constitutes  or  might  constitute  material,  nonpublic information. To the Company's knowledge, neither the representations and warranties contained in Section 2.1 of this Agreement or the Schedules hereto
                           -----------
nor any other documents, certificates or instruments furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (r)     Operation of Business.  Except as set forth on Schedule 2.1(r)
                  ---------------------                          ---------------
hereto, the Company and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

          (s)     Environmental  Compliance.  Except  as  set  forth on Schedule
                  -------------------------                             --------
2.1(s)  hereto  or  in  the  Commission  Documents,  the Company and each of its
------
Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. "Environmental Laws" shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. To the Company's knowledge, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company's business or the business of any of its subsidiaries. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

          (t)     Books  and Records; Internal Accounting Controls.  The records
                  ------------------------------------------------
and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

          (u)     Material  Agreements.  Except  for  the  Transaction Documents
                  --------------------
(with respect to clause (i) of this Section 2.1(u) only), as disclosed in the Commission Documents or as set forth on Schedule 2.1(u) hereto, or as would not
                                         ---------------
be reasonably likely to have a Material Adverse Effect, (i) the Company and each of its Subsidiaries have performed all obligations required to be performed by them to date under any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, filed or required to be filed with the Commission (the "Material Agreements"), (ii) neither the Company nor any of
                      -------------------
its Subsidiaries has received any notice of default under any Material Agreement and, (iii) to the Company's knowledge, neither the Company nor any of its Subsidiaries is in default under any Material Agreement now in effect.

          (v)     Transactions with Affiliates.  Except as set forth on Schedule
                  ----------------------------                          --------
2.1(v)  hereto  and  in  the  Commission  Documents, there are no loans, leases,
------
agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company's most recently filed definitive proxy statement on Schedule 14A, that is not so disclosed in the Commission Documents or in such proxy statement.

          (w)     Securities  Act  of  1933.  Based  in  material  part upon the
                  -------------------------
representations herein of the Purchasers, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Securities under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

          (x)     Employees.  Neither  the  Company  nor  any Subsidiary has any
                  ---------
collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(x) hereto. Except as set forth on Schedule
                        ---------------                                 --------
2.1(x)  hereto,  neither  the  Company  nor  any  Subsidiary  has any employment
------
contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed. No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

          (y)     Absence  of  Certain Developments.  Except as set forth in the
                  ---------------------------------
Commission  Documents  or  provided  on  Schedule 2.1(y) hereto, since April 30,
                                         ---------------
2006,  neither  the  Company  nor  any  Subsidiary  has:


               (i) issued any stock, bonds or other corporate securities or any right, options or warrants with respect thereto;

               (ii) borrowed any amount in excess of $100,000 or incurred or become subject to any other liabilities in excess of $100,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and its Subsidiaries;

               (iii) discharged or satisfied any lien or encumbrance in excess of $100,000 or paid any obligation or liability (absolute or contingent) in excess of $100,000, other than current liabilities paid in the ordinary course of business;

               (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $50,000 individually or $100,000 in the aggregate;

               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $100,000, except in the ordinary course of business;

               (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $100,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchasers or their representatives;

               (vii) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

               (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

               (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

               (x) entered into any material transaction, whether or not in the ordinary course of business which has not been disclosed in the Commission Documents;

               (xi) made charitable contributions or pledges in excess of $10,000;

               (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

               (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

               (xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

          (z)     Investment  Company  Act Status.  The Company is not, and as a
                  -------------------------------
result of and immediately upon the Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (aa)     ERISA.  No  liability  to  the  Pension  Benefit  Guaranty
                   -----
Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its Subsidiaries. The execution and delivery of this Agreement and the issuance and sale of the Securities will not involve any transaction which is subject to the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a "party in interest" (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(aa), the term "Plan" shall mean an "employee pension benefit plan"(as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

          (bb)     Independent  Nature  of Purchasers.  The Company acknowledges
                   ----------------------------------
that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for the placement agent and such counsel does not represent the Purchasers. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers and the Purchasers have retained their own counsel with respect to the transactions contemplated hereby. The Company acknowledges that such procedure with respect to the Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.

          (cc)     No  Integrated Offering.  Neither the Company, nor any of its
                   -----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act in a manner that would prevent the Company from selling the Securities pursuant to Regulation D and Rule 506 thereof under the Securities Act, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. Except as set forth on
Schedule  2.1(cc)  hereto,  the Company does not have any registration statement
-----------------
pending before the Commission or currently under the Commission's review. Except as set forth on Schedule 2.1(cc) hereto, since April 1, 2006, the Company
                       ----------------
has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

          (dd)     Sarbanes-Oxley  Act.  The  Company  is in compliance with the
                   -------------------
applicable  provisions  of  the  Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley
                                                                  --------------
Act"),  and the rules and regulations promulgated thereunder, that are effective
---
and presently applicable to the Company and intends to comply with other applicable provisions of the Sarbanes-Oxley Act that may become effective and applicable, and the rules and regulations promulgated thereunder, upon the effectiveness and applicability of such provisions with respect to the Company.

          (ee)     Dilutive  Effect.  The  Company  understands and acknowledges
                   ----------------
that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

          (ff)     DTC  Status.  The  Company's  current  transfer  agent  is  a
                   -----------
participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company's transfer agent is set forth on Schedule 2.1(ff) hereto.
                                                -----------------

          Section  2.2     Representations  and  Warranties  of  the Purchasers.
                           ----------------------------------------------------
Each of the Purchasers hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser as follows as of the date hereof and as of the Closing Date:

          (a)     Organization and Standing of the Purchasers.  If the Purchaser
                  -------------------------------------------
is an entity, such Purchaser is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

          (b)     Authorization  and  Power.  Each  Purchaser  has the requisite
                  -------------------------
power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by each Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, limited liability company or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, managers, members or partners, as the case may be, is required. When executed and delivered by the Purchasers, the other Transaction Documents shall constitute valid and binding obligations of each Purchaser enforceable against such Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

          (c)     No  Conflict.  The  execution, delivery and performance of the
                  ------------
Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser's charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser's respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser are bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser's ability to perform its obligations under the Transaction Documents.

          (d)     Acquisition  for Investment.  Each Purchaser is purchasing the
                  ---------------------------
Securities solely for its own account and not with a view to, or for sale in connection with, public sale or distribution thereof. Each Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, such Purchaser
--------   -------
does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. Each Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

          (e)     Rule 144.  Each Purchaser understands that the Securities must
                  --------
be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. Each Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities

Act ("Rule 144"), and that such Purchaser has been advised that Rule 144 permits
      --------
resales only under certain circumstances. Each Purchaser understands that to the extent that Rule 144 is not available, such Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (f)     General.  Each  Purchaser  understands that the Securities are
                  -------
being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws, including, without limitation, the Securities Act, and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Securities. Each Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          (g)     No General Solicitation.  Each Purchaser acknowledges that the
                  -----------------------
Securities were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, Internet website or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications. Each Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

          (h)     Accredited  Investor.  Each  Purchaser  is  an  "accredited
                  --------------------
investor" (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer. Each Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

          (i)     Certain  Fees.  The Purchasers have not employed any broker or
                  -------------
finder or incurred any liability for any brokerage or investment banking fees, commissions, finders' structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

          (j)     Independent  Investment.  Except  as  may  be disclosed in any
                  -----------------------
filings made by a Purchaser with the Commission, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Purchaser is acting independently with respect to its investment in the Securities.

                                   ARTICLE III

                                    COVENANTS

     The Company covenants with each Purchaser during the time period that any Purchaser holds any of the Securities as follows, which covenants are for the benefit of each Purchaser and their respective permitted assignees.

          Section  3.1     Securities  Compliance.  The Company shall notify the
                           ----------------------
Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

          Section 3.2     Registration and Listing.  The Company shall cause its
                          ------------------------
Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the OTC Bulletin Board or other exchange or market on which the Common Stock is trading. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchasers may reasonably request, all to the extent required from time to time to enable the Purchasers to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of the Purchasers, the Company shall deliver to the Purchasers a written certification of a duly authorized officer as to whether it has complied with the issuer requirements of Rule 144.

          Section  3.3     Inspection Rights.  Provided the same would not be in
                           -----------------
violation of Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and at least forty-eight (48) hours prior written notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser holds the Notes or shall beneficially own any Conversion Shares or Warrant Shares, for purposes reasonably related to such Purchaser's interests as a stockholder, to examine the publicly available, non-confidential records and books of account, and visit and inspect the properties, assets, operations and business, of the Company and any Subsidiary, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors and key employees.

          Section  3.4     Compliance  with Laws.  The Company shall comply, and
                           ---------------------
cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

          Section  3.5     Keeping of Records and Books of Account.  The Company
                           ---------------------------------------
shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          Section  3.6     Reporting  Requirements.  If  the  Commission  ceases
                           -----------------------
making the Company's periodic reports available via the Internet without charge, then the Company shall furnish the following to each Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Securities or shall beneficially own Securities:

          (a) Quarterly Reports filed with the Commission on Form 10-QSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;

          (b) Annual Reports filed with the Commission on Form 10-KSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

          (c) Copies of all notices, information and proxy statements in connection with any meetings that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

          Section  3.7     Other  Agreements.  The  Company shall not enter into
                           -----------------
any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

          Section  3.8     Use  of  Proceeds.  The net proceeds from the sale of
                           -----------------
the Securities hereunder shall be used by the Company for the purposes set forth on Schedule 3.8 hereto, including the acquisition of forty percent (40%) of the
    ------------
issued  and  outstanding  capital  stock  of Cotton Companies, Inc. (the "Cotton
                                                                          ------
Acquisition"),  and  not  to  redeem any Common Stock or securities convertible,
-----------
exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

          Section 3.9     Reporting Status.  So long as a Purchaser beneficially
                          ----------------
owns any of the Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

          Section 3.10     Disclosure of Transaction.  The Company shall issue a
                           -------------------------
press release describing the material terms of the transactions contemplated hereby (the "Press Release") on the day of the Closing but in no event later
               --------------
than  one  hour after the Closing; provided, however, that if the Closing occurs
                                   --------  -------
after 4:00 P.M. Eastern Time on any Trading Day, the Company shall issue the Press Release no later than 9:00 A.M. Eastern Time on the first

Trading Day following the Closing Date. The Company shall also file with the Commission a Current Report on Form 8-K (the "Form 8-K") describing the material
                                              --------
terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the form of Note, the Registration Rights Agreement, each form of Warrant and the Press Release) as soon as practicable following the Closing Date but in no event more than two (2) Trading Days following the Closing Date, which Press Release and Form 8-K shall be subject to prior review and reasonable comment by the Purchasers. "Trading Day" means any day during which the
                                ------------
principal exchange on which the Common Stock is traded shall be open for trading.

          Section  3.11     Disclosure  of  Material  Information.  The  Company
                            -------------------------------------
covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The
Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

          Section  3.12     Pledge of Securities.  The Company acknowledges that
                            --------------------
the  Securities  may  be  pledged  by a Purchaser in connection with a bona fide
                                                                       ---- ----
margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of the Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. At the Purchasers' expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

          Section 3.13     Amendments.  The Company shall not amend or waive any
                           ----------
provision of the Certificate or Bylaws of the Company in any way that would adversely affect exercise rights, voting rights, conversion rights, prepayment rights or redemption rights of the holder of the Notes.

          Section  3.14     Distributions.  So  long  as  any  Notes or Warrants
                            -------------
remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

          Section  3.15     Reservation  of Shares.  So long as any of the Notes
                            ----------------------
or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Conversion Shares and the Warrant Shares.

          Section 3.16     Transfer Agent Instructions.  The Company shall issue
                           ---------------------------
irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit F attached hereto (the "Irrevocable Transfer
                            ---------                       --------------------
Agent  Instructions").  Prior  to  registration of the Conversion Shares and the
-------------------
Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.16 will be given by the Company to its transfer agent and that the Conversion Shares and Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If a Purchaser provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that a public sale, assignment or transfer of the Conversion Shares or Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances, and based thereon the Company reasonably determines, that the Conversion Shares or Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.16 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.16 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.16, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

          Section  3.17     Disposition  of Assets.  So long as the Notes remain
                            ----------------------
outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except (i) for sales of obsolete assets and sales to customers in the ordinary course of business and (ii) with the prior written consent of the holders of a majority of the principal amount of the Notes then outstanding.

          Section  3.18     Form  SB-2 Eligibility.  The Company currently meets
                            -----------------------
the "registrant eligibility" and transaction requirements set forth in the general instructions to Form SB-2 applicable to "resale" registrations on Form SB-2 and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner.

          Section  3.19     Subsequent  Financings.
                            ----------------------

          (a) For a period of one (1) year following the effective date of the Registration Statement (as defined in the Registration Rights Agreement), the  Company  covenants  and  agrees  to  promptly  notify in writing (a "Rights
                                                                          ------
Notice")  the  Purchasers  of  the terms and conditions of any proposed offer or
------
sale to, or exchange with (or other type of distribution to) any third party (a "Subsequent Financing"), of Common Stock or any debt or
 ---------------------
equity securities convertible, exercisable or exchangeable into Common Stock; provided, however, prior to delivering to each Purchaser a Rights Notice, the
--------   -------
Company shall first deliver to each Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice") within three (3) Trading Days of
                                   ----------
receiving an applicable offer, which Pre-Notice shall ask such Purchaser if it wants to review the details of such financing. Upon the request of a Purchaser, and only upon a request by such Purchaser within three (3) Trading Days of receipt of a Pre-Notice, the Company shall promptly, but no later than two (2) Trading Days after such request, deliver a Rights Notice to such Purchaser. The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the names and investment amounts of all investors participating in the Subsequent Financing (if known), the proposed closing date of the Subsequent Financing, which shall be within twenty (20) calendar days from the date of the Rights Notice, and all of the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith. The Rights Notice shall provide each Purchaser an option (the "Rights Option") during the
                                                      -------------
ten  (10)  Trading  Days  following  delivery  of the Rights Notice (the "Option
                                                                          ------
Period")  to  inform  the Company whether such Purchaser will purchase up to its
------
pro rata portion of all or a portion of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing. If any Purchaser elects not to participate in such Subsequent Financing, the other Purchasers may participate on a pro-rata basis so long as such participation in the aggregate does not exceed the total Purchase Price hereunder. For purposes of this Section, all references to "pro
                                                                             ---
rata"  means,  for  any  Purchaser  electing  to  participate in such Subsequent
----
Financing, the percentage obtained by dividing (x) the principal amount of the Notes purchased by such Purchaser at the Closing by (y) the principal amount of all of the Notes purchased by all of the participating Purchasers at the Closing. Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from the Purchasers within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided
                                                                        --------
that all of the material terms and conditions of the closing are the same as those provided to the Purchasers in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur on that date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 3.19(a), including, without limitation, the delivery of a new Rights Notice. The provisions of this Section 3.19(a) shall not apply to issuances of securities in a Permitted Financing.

          (b) For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing. A "Permitted
                                                                       ---------
Financing"  shall mean (i) securities issued (other than for cash) in connection
---------
with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of this Agreement or issued pursuant to this Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Purchasers), (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (iv) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company's stock option plans and employee stock purchase plans outstanding as they exist on the date of this Agreement, and (v) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

                                   ARTICLE IV

                                   CONDITIONS

          Section  4.1     Conditions Precedent to the Obligation of the Company
                           -----------------------------------------------------
to Close and to Sell the Securities.  The obligation hereunder of the Company to
-----------------------------------
close and issue and sell the Securities to the Purchasers at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a)     Accuracy  of  the  Purchasers' Representations and Warranties.
                  -------------------------------------------------------------
The representations and warranties of each Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, taking into account such materiality or Material Adverse Effect qualifiers) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, taking into account such materiality or Material Adverse Effect qualifiers) as of such date.

          (b)     Performance  by  the  Purchasers.  Each  Purchaser  shall have
                  --------------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to the Closing Date.

          (c)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (d)     Delivery  of  Purchase  Price.  The  Purchase  Price  for  the
                  -----------------------------
Securities  shall  have  been  delivered  to  the  Company  on the Closing Date.

          (e)     Delivery  of Transaction Documents.  The Transaction Documents
                  ----------------------------------
shall have been duly executed and delivered by the Purchasers and, with respect to the Escrow Agreement, the escrow agent, to the Company.

          Section  4.2     Conditions  Precedent  to  the  Obligation  of  the
                           ---------------------------------------------------
Purchasers to Close and to Purchase the Securities.  The obligation hereunder of
--------------------------------------------------
the Purchasers to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchasers' sole benefit and may be waived by the Purchasers at any time in their sole discretion.

          (a)     Accuracy  of  the  Company's  Representations  and Warranties.
                  -------------------------------------------------------------
Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, taking into account such materiality or Material Adverse Effect qualifiers) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, taking into account such materiality or Material Adverse Effect qualifiers) as of such date.

          (b)     Performance by the Company.  The Company shall have performed,
                  --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

          (c)     No  Suspension,  Etc.  Trading  in  the Common Stock shall not
                  ---------------------
have been suspended by the Commission or the OTC Bulletin Board (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or
                      ---------
minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Securities.

          (d)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e)     No  Proceedings  or Litigation.  No action, suit or proceeding
                  ------------------------------
before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall, to the Company's knowledge, have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f)     Opinion  of  Counsel.  The  Purchasers  shall have received an
                  --------------------
opinion of counsel to the Company, dated the date of the Closing, substantially in the form of Exhibit G hereto, with such exceptions and limitations as shall
                 ---------
be  reasonably  acceptable  to  counsel  to  the  Purchasers.

          (g)     Notes  and  Warrants.  At  or  prior  to the Closing Date, the
                  --------------------
Company shall have delivered to the Purchasers the Notes (in such denominations as each Purchaser may request) and the Warrants (in such denominations as each Purchaser may request).

          (h)     Secretary's  Certificate.  The Company shall have delivered to
                  ------------------------
the  Purchasers  a  secretary's certificate, dated as of the Closing Date, as to
(i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Certificate, (iii) the Bylaws, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

          (i)     Officer's Certificate.  On the Closing Date, the Company shall
                  ---------------------
have delivered to the Purchasers a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date (except those representations and warranties made as of a specific date) and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (b)-(e) and (l) of this Section 4.2 as of the Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 4.2, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

          (j)     Registration  Rights  Agreement.  As  of the Closing Date, the
                  -------------------------------
Company shall have executed and delivered the Registration Rights Agreement to each Purchaser.

          (k)     Transfer  Agent  Instructions.  The Irrevocable Transfer Agent
                  -----------------------------
Instructions,  in  the  form  of  Exhibit  F  attached  hereto,  shall have been
                                  ----------
delivered  to  the  Company's  transfer  agent.

          (l)     Escrow  Agreement.  At the Closing, the Company and the escrow
                  -----------------
agent  shall have executed and delivered the Escrow Agreement to each Purchaser.

          (m)     Withdrawal  of  Pending  Registration  Statement.  The
                  -------------------------------------------------
registration statement on Form SB-2 (File No. 333-131928) filed by the Company currently pending before the Commission shall have been withdrawn.

          (n)     Cotton  Acquisition.  The  Company  shall have consummated the
                  -------------------
Cotton  Acquisition.

          (o)     Material Adverse Effect.  Except as otherwise set forth herein
                  -----------------------
or on the Schedule of Exceptions attached hereto, no Material Adverse Effect shall have occurred at or before the Closing Date.

          (p)     Consent  of  Existing  Noteholders.  The  Company's  existing
                  ----------------------------------
noteholders shall have consented in writing to the consummation of the transactions contemplated by this Agreement.

                                    ARTICLE V

                               CERTIFICATE LEGEND

          Section  5.1     Legend.  Each certificate representing the Securities
                           ------
shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky" laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR CHARYS HOLDING COMPANY, INC. SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to issue or reissue certificates representing any of the Conversion Shares and the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such Conversion Shares or Warrant Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received a written opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act,
(iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Company), or (iv) the holder provides the Company with reasonable assurances, and based thereon the Company reasonably determines, that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Company); and (b) either (i)
the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, (ii) compliance with applicable state securities or "blue sky" laws has been effected, or (iii) the holder provides the Company with reasonable assurances, and based thereon the Company reasonably determines, that a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Company). The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 5.1, the Company will use commercially reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Conversion Shares or Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or Warrant Shares, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast
                                                                      ---
Automated Securities Transfer program, the Company shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system (to the extent not inconsistent with any provisions
              ----
of  this  Agreement).

                                   ARTICLE VI

                                 INDEMNIFICATION

          Section  6.1     Company  Indemnity.  The  Company agrees to indemnify
                           ------------------
and hold harmless the Purchasers (and their respective directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein.

          Section  6.2     Indemnification  Procedure.  Any  party  entitled  to
                           --------------------------
indemnification under this Article VI (an "indemnified party") will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification obligations to defend the indemnified party required by this
Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law. No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party's breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.

                                   ARTICLE VII

                                  MISCELLANEOUS

          Section  7.1     Fees  and Expenses.  Except as otherwise set forth in
                           ------------------
this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the other Transaction Documents, provided that the Company shall pay all actual attorneys'
                       --------
fees and expenses (including disbursements and out-of-pocket expenses) incurred by Vision Opportunity Master Fund, Ltd. ("Vision") in connection with (i) the
                                             ------
preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated thereunder, which payment shall be made at the Closing and shall not exceed $40,000 (plus disbursements and out-of-pocket expenses), (ii) the filing and declaration of effectiveness by the Commission of the Registration Statement and (iii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. The Company shall also pay up to $25,000 to Vision at the Closing in connection with all due diligence expenses incurred by Vision and all reasonable fees and expenses incurred by the Purchasers in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys' fees and expenses. The Purchasers hereby acknowledge that the Company has already paid to Vision $10,000, which shall be credited against the foregoing amounts set forth in this
Section  7.1.

          Section  7.2     Specific Performance; Consent to Jurisdiction; Venue.
                           ----------------------------------------------------

          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction
Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and each Purchaser consent to process being served in any such suit, action or proceeding by delivering a copy thereof via reputable overnight carrier to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchasers hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

          Section  7.3     Entire  Agreement; Amendment.  This Agreement and the
                           ----------------------------
Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchasers holding at least a majority of the principal amount of the Notes then held by the Purchasers. Any amendment or waiver effected in accordance with this Section 7.3 shall be binding upon each Purchaser (and their permitted assigns) and the Company.

          Section 7.4     Notices.  Any notice, demand, request, waiver or other
                          -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) upon actual receipt of a delivery by express courier service. The addresses for such communications shall be:

If to the Company:            Charys Holding Company, Inc.
                              1117 Perimeter Center West, Suite N415
                              Atlanta, Georgia 30338
                              Attention: Chief Executive Officer
                              Tel. No.: (678) 443-2300
                              Fax No.: (678) 443-2320
with copies (which copies
shall not constitute notice
to the Company) to:           Glast, Phillips & Murray, P.C.
                              815 Walker Street, Suite 1250
                              Houston, Texas 77002
                              Attention: Norman T. Reynolds, Esq.
                              Tel. No.: (713) 237-3135
                              Fax No.: (713) 237-3202

If to any Purchaser:          At the address of such Purchaser set forth on
                              Exhibit A to  this Agreement, with copies to
                              ---------
                              Purchaser's counsel as set forth on Exhibit A
                                                                  ---------
                              or as specified in writing by such Purchaser with copies to:

                              Kramer Levin Naftalis  & Frankel LLP
                              1177 Avenue of the Americas
                              New York, New York 10036
                              Attention: Christopher S. Auguste, Esq.
                              Tel. No.: (212) 715-9100
                              Fax No.: (212) 715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto pursuant to the provisions of this Section 7.4.

          Section  7.5     Waivers.  No  waiver  by  either party of any default
                           -------
with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. This provision constitutes a separate right granted to each Purchaser by the Company and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

          Section  7.6     Headings.  The  article,  section  and  subsection
                           --------
headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

          Section  7.7     Successors  and  Assigns.  This  Agreement  shall  be
                           ------------------------
binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. Subject to Section 5.1 hereof, the Purchasers may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

          Section  7.8     No Third Party Beneficiaries.  Except as contemplated
                           ----------------------------
by Article VI hereof, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          Section  7.9     Governing  Law.  This  Agreement shall be governed by
                           --------------
and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

          Section  7.10     Survival.  The representations and warranties of the
                            --------
Company and the Purchasers shall survive the execution and delivery hereof and the Closing hereunder.

          Section  7.11     Counterparts.  This Agreement may be executed in any
                            ------------
number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

          Section  7.12     Publicity.  The  Company  agrees  that  it  will not
                            ---------
disclose, and will not include in any public announcement, the names of the Purchasers without the consent of the Purchasers, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, including without limitation any disclosure pursuant to the Registration Statement, and then only to the extent of such requirement.

          Section  7.13     Severability.  The  provisions of this Agreement are
                            ------------
severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

          Section  7.14     Further Assurances.  From and after the date of this
                            ------------------
Agreement, upon the request of the Purchasers or the Company, the Company and each Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Note and Warrant Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.


                                     CHARYS HOLDING COMPANY, INC.


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:


                                     PURCHASER:


                                     By:
                                        -----------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A
                               LIST OF PURCHASERS

NAMES AND ADDRESSES                   INVESTMENT AMOUNT AND NUMBER OF
OF PURCHASERS                         WARRANTS PURCHASED
-------------                         ------------------

Vision Opportunity Master Fund, Ltd.  Investment Amount: $10,000,000
20 W. 55th Street, 5th floor          Series A Warrants: 3,333,333
New York, NY 10019                    Series B Warrants: 3,333,333
                                      Series J Warrants: 4,444,444
                                      Series C Warrants: 3,333,333
                                      Series D Warrants: 3,333,333

Fort Mason Master, L.P.               Investment Amount: $3,286,850
4 Embarcadero Center                  Series A Warrants: 1,095,616
Suite 2050                            Series B Warrants: 1,095,616
San Francisco, CA 94111               Series J Warrants: 1,460,822
                                      Series C Warrants: 1,095,616
                                      Series D Warrants: 1,095,616

Fort Mason Partners, L.P.             Investment Amount: $213,150
4 Embarcadero Center                  Series A Warrants: 71,050
Suite 2050                            Series B Warrants: 71,050
San Francisco, CA 94111               Series J Warrants: 94,733
                                      Series C Warrants: 71,050
                                      Series D Warrants: 71,050

Opal Limited                          Investment Amount: $450,000
New Moon House                        Series A Warrants: 150,000
Eastern Road                          Series B Warrants: 150,000
PO Box N-1808
Nassau
Bahamas

                                    EXHIBIT B
                                  FORM OF NOTE

THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF A WRITTEN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS.


                          CHARYS HOLDING COMPANY, INC.

                    Subordinated Convertible Promissory Note
                              due December 4, 2009

No. CN-06-__                                                        $___________
Dated: December 4, 2006


     For value received, Charys Holding Company, Inc., a Delaware corporation (the "Maker"), hereby promises to pay to the order of _______________________
       -----
(together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal
 ------
amount  of  ________________________  ($______________),  together with interest thereon. Concurrently with the issuance of this Note, the Maker is issuing separate convertible promissory notes (the "Other Notes") to separate purchasers
                                            -----------
(the  "Other Holders") pursuant to the Purchase Agreement (as defined in Section
       -------------
1.1 hereof). This Note and the Other Notes are sometimes referred to as the "Notes".
 -----

     All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit A. The
                                                                 ---------
outstanding principal balance of this Note shall be due and payable on December 4, 2009 (the "Maturity Date") or at such earlier time as provided herein.
                 --------------

                                    ARTICLE I

          Section  1.1     Purchase  Agreement.  This Note has been executed and
                           -------------------
delivered pursuant to the Note and Warrant Purchase Agreement dated as of December 4, 2006 (the "Purchase Agreement") by and among the Maker and the
                           -------------------
purchasers listed therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

          Section 1.2     Interest.  Beginning on the issuance date of this Note
                          --------
(the "Issuance Date"), the outstanding principal balance of this Note shall bear
      -------------
interest, in arrears, at a rate per annum equal to eight percent (8%), payable in cash quarterly commencing on March 1, 2007 and on the first business day of each June, September and December thereafter so long as any principal amount evidenced by this Note remains outstanding. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months and shall accrue commencing on the Issuance Date. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), then to the extent permitted by law, the Maker will pay interest in cash to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default until such Event of Default is cured at the rate of the lesser of fifteen percent (15%) and the maximum applicable legal rate per annum.

          Section  1.3     Subordination. All payments due under this Note shall
                           -------------
be subordinated and made junior, in all respects to the payment in full of all principal, all interest accrued thereon and all other amounts due on any indebtedness outstanding prior to the Issuance Date.

          Section 1.4     Payment on Non-Business Days.  Whenever any payment to
                          ----------------------------
be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

          Section  1.5     Transfer.  This  Note  may  be  transferred  or sold,
                           --------
subject to the provisions of Section 4.8 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.

          Section  1.6     Replacement.  Upon  receipt  of  a  duly  executed,
                           -----------
notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof) and a standard indemnity reasonably satisfactory to the Maker, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                                   ARTICLE II

                          EVENTS OF DEFAULT;  REMEDIES
                          ----------------------------

          Section  2.1     Events  of  Default.  The  occurrence  of  any of the
                           -------------------
following events shall be an "Event of Default" under this Note:
                              ----------------

          (a) the Maker shall fail to make any principal or interest payments due under this Note on the date such payments are due and such default is not fully cured within three (3) business days after the occurrence thereof; or

          (b)     the  failure  of the registration statement (the "Registration
                                                                    ------------
Statement")  providing  for  the  resale  of shares of the Maker's common stock,
---------
$0.001 par value per share (the "Common Stock") issuable upon conversion of this
                                 ------------
Note to be declared effective by the Securities and Exchange Commission on or prior to the date which is two hundred ten (210) days after the Issuance Date; or

          (c) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed or quoted on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National Market, the Nasdaq Capital Market or The New York Stock Exchange, Inc. for a period of ten (10) consecutive Trading Days; or

          (d) the Maker's notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or

          (e) the Maker shall fail to (i) timely deliver the shares of Common Stock upon conversion of the Note, (ii) file the Registration Statement in accordance with the terms of the Registration Rights Agreement or (iii) make the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) of this Section 2.1(e) is not remedied within ten (10) business days after the incurrence thereof and, solely with respect to item
(iii) above, after the Holder delivers written notice to the Maker of the incurrence thereof; or

          (f) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days, provided that the Maker has not exercised its rights
                            --------
pursuant  to  Section  3(n)  of  the  Registration  Rights  Agreement;  or

          (g) default shall be made in the performance or observance of (i) any covenant, condition or agreement contained in this Note (other than as set forth in clause (f) of this Section 2.1) and such default is not fully cured within ten (10) business days after the Holder delivers written notice to the Maker of the occurrence thereof or (ii) any covenant, condition or agreement contained in the Purchase Agreement, the Other Notes, the Registration Rights
Agreement or any other Transaction Document which is not covered by any other provisions of this Section 2.1 and such default is not fully cured within ten
(10) business days after the Holder delivers written notice to the Maker of the occurrence thereof; or

          (h) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Registration Rights Agreement, the Other Notes or any other Transaction Document shall prove to have been false or incorrect or breached in a material respect on the date as of which made and the Holder delivers written notice to the Maker of the occurrence thereof; or

          (i) the Maker shall after the Issuance Date (A) default in any payment of any amount or amounts of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $100,000 or (B) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

          (j) the Maker shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), or (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same; or

          (k) a proceeding or case shall be commenced in respect of the Maker, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of the Maker or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of thirty (30) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker and shall continue undismissed, or unstayed and in effect for a period of thirty (30) days; or

          (l) the failure of the Maker to instruct its transfer agent to remove any legends from shares of Common Stock eligible to be sold under Rule 144 of the Securities Act and issue such unlegended certificates to the Holder within five (5) business days of the Holder's request so long as the Holder has provided reasonable assurances to the Maker, and based thereon the Maker has determined, that such shares of Common Stock can be sold pursuant to Rule 144; or

          (m) the failure of the Maker to pay any amounts due to the Holder herein or any other Transaction Document within five (5) business days of the date such payments are due and such default is not fully cured within five
(5)business days after the Holder delivers written notice to the Maker of the occurrence thereof; or

          (n)     the  occurrence  of an Event of Default under the Other Notes.

          Section  2.2     Remedies  Upon  An  Event of Default.  If an Event of
                           ------------------------------------
Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option, (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that
                                                         --------  -------
upon  the occurrence of an Event of Default described in (i) Sections 2.1 (j) or
(k), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable and (ii) Sections 2.1 (b)-(i), (l), (m) and (n), demand the prepayment of this Note pursuant to Section 3.7 hereof, (b) demand that the principal amount of this Note then outstanding shall be converted into shares of Common Stock at a Conversion Price per share calculated pursuant to
Section 3.1 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section 3.1 hereof), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the Registration Rights Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                   ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

          Section  3.1     Conversion  Option.
                           ------------------

          (a) At any time on or after the Issuance Date, this Note shall be convertible (in whole or in part), at the option of the Holder (the "Conversion
                                                                      ----------
Option"),  into  such  number  of fully paid and non-assessable shares of Common
------
Stock  (the  "Conversion Rate") as is determined by dividing (x) that portion of
              ---------------
the outstanding principal balance under this Note as of such date that the Holder elects to convert by (y) the Conversion Price (as defined in Section 3.2(a) hereof) then in effect on the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Maker (facsimile
                   ------------------
number  (678) 443-2320, Attn.: Chief Executive Officer) (the "Conversion Date"),
                                                              ---------------
provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.6 of this Note. The Holder shall deliver this Note to the Maker at the address designated in the Purchase Agreement at such time that this Note is fully converted. With respect to partial conversions of this Note, the Maker shall keep and attach hereto written records of the amount of this Note converted as of each Conversion Date.

          Section  3.2     Conversion  Price.
                           -----------------

          (a)     The  term  "Conversion  Price"  shall  mean  $2.25, subject to
                              -----------------
adjustment  under  Section  3.6  hereof.

          (b) Notwithstanding any of the foregoing to the contrary, if during any period (a "Black-out Period"), the Holder is unable to trade any
                          -----------------
Common Stock issued or issuable upon conversion of this Note immediately due to the postponement of filing or delay or suspension of effectiveness of the Registration Statement or because the Maker has otherwise informed such

Holder that an existing prospectus cannot be used at that time in the sale or transfer of such Common Stock (provided that such postponement, delay, suspension or fact that the prospectus cannot be used is not due to factors solely within the control of the Holder of this Note or due to the Maker exercising its rights under Section 3(n) of the Registration Rights Agreement), such Holder shall have the option but not the obligation on any Conversion Date within ten (10) Trading Days following the expiration of the Black-out Period of using the Conversion Price applicable on such Conversion Date or any Conversion Price selected by the Holder that would have been applicable had such Conversion Date been at any earlier time during the Black-out Period or within the ten (10) Trading Days thereafter. In no event shall the Black-out Period have any effect on the Maturity Date of this Note.

          Section  3.3     Mechanics  of  Conversion.
                           -------------------------

          (a) Not later than three (3) Trading Days after any Conversion Date (the "Delivery Date"), the Maker or its designated transfer agent, as
             --------------
applicable,  shall  issue  and  deliver  to the Depository Trust Company ("DTC")
                                                                           ---
account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") as specified in the Conversion Notice, registered in the name of
         ----
the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. Notwithstanding the foreging, in the alternative, not later than the Delivery Date, the Maker shall deliver to the applicable Holder by express courier a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 5.1 of the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of this Note. If in the case of any Conversion Notice such DWAC transfer or certificate or certificates are not delivered to or as directed by the applicable Holder by the Delivery Date, the Holder shall be entitled by written notice to the Maker at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Maker shall immediately return this Note tendered for conversion, whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that any amounts described in Sections 3.3(b) and (c) shall be payable through the date notice of rescission is given to the Maker.

          (b) The Maker understands that a delay in the delivery of the shares of Common Stock upon conversion of this Note beyond the Delivery Date could result in economic loss to the Holder. If the Maker fails to deliver to the Holder such shares via DWAC or a certificate or certificates pursuant to this Section hereunder by the Delivery Date, the Maker shall pay to such Holder, in cash, an amount per Trading Day for each Trading Day until such shares are delivered via DWAC or certificates are delivered, together with interest on such amount at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full, equal to the greater of (A) (i) 1% of the aggregate principal amount of the Notes requested to be converted for the first five (5) Trading Days after the Delivery Date and (ii) 2% of the aggregate principal amount of the Notes requested to be converted for each Trading Day thereafter and (B) $2,000 per day (which amount shall be paid as liquidated damages and not as a penalty). Nothing herein shall limit a Holder's right to pursue actual damages for the Maker's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity (including, without limitation, a decree of specific performance and/or injunctive relief). Notwithstanding anything to the contrary contained herein, the Holder shall be entitled to withdraw a Conversion Notice, and upon such withdrawal the Maker shall only be obligated to pay the liquidated damages accrued in accordance with this Section 3.3(b) through the date the Conversion Notice is withdrawn.

          (c) In addition to any other rights available to the Holder, if the Maker fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the shares of Common Stock issuable upon conversion of this Note on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the shares of Common Stock issuable upon conversion of this Note which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Maker shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Common Stock issuable upon conversion of this Note that the Maker was required to deliver to the Holder in connection with the conversion at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Note and equivalent number of shares of Common Stock for which such conversion was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Maker timely complied with its conversion and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Maker shall be required to pay the Holder $1,000. The Holder shall provide the Maker written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Maker. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Maker's failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

          Section  3.4     Ownership  Cap  and  Certain  Conversion Restriction.
                           ----------------------------------------------------
Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 9.9% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days notice (pursuant to Section 4.1 hereof) (the "Waiver Notice") that the Holder would like to waive this Section 3.4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 3.4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

          Section  3.5     Intentionally  Omitted.
                           ----------------------

          Section  3.6     Adjustment  of  Conversion  Price.
                           ---------------------------------

          (a) The Conversion Price shall be subject to adjustment from time to time as follows:

               (i)     Adjustments  for  Stock  Splits and Combinations.  If the
                       ------------------------------------------------
Maker shall at any time or from time to time after the Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.6(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

               (ii)     Adjustments for Certain Dividends and Distributions.  If
                        ---------------------------------------------------
the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

                    (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                    (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

               (iii)     Adjustment  for  Other Dividends and Distributions.  If
                         --------------------------------------------------
the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holders of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker which they would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.6(a)(iii) with respect to the rights of the holders of this Note and the Other Notes; provided, however, that if such record date shall have been fixed and such
--------   -------
dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted to the

Conversion Price in effect immediately prior to such adjustment until the time of actual payment of such dividends or distributions.

               (iv)     Adjustments  for  Reclassification,  Exchange  or
                        -------------------------------------------------
Substitution.  If  the Common Stock issuable upon conversion of this Note at any
------------
time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.6(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.6(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

               (v)     Adjustments  for Reorganization, Merger, Consolidation or
                       ---------------------------------------------------------
Sales  of  Assets.  If  at any time or from time to time after the Issuance Date
-----------------
there  shall  be  a  capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.6(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.6(a)(iv)), or a merger or consolidation of the Maker with or into another corporation where the holders of outstanding voting securities of the Maker prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Maker's properties or assets to any other person (an "Organic Change"), then as a part
                                                --------------
of such Organic Change, (A) if the surviving entity in any such Organic Change is a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national exchange or the OTC Bulletin Board, an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price) so that the Holder shall have the right thereafter to convert such Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation as it would have received as a result of such Organic Change if it had converted this Note into Common Stock immediately prior to such Organic Change, and (B) if the surviving entity in any such Organic Change is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national exchange or the OTC Bulletin Board, the Holder shall have the right to demand prepayment pursuant to Section 3.7(b) hereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.6(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.6(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note and the Other Notes) shall be applied after that event in as nearly an equivalent manner as may be practicable.

               (vi)     Adjustments  for Issuance of Additional Shares of Common
                        --------------------------------------------------------
Stock.
------

                    (1) For a period of eighteen (18) months following the Issuance Date, in the event the Maker shall issue or sell any additional shares of common stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.6(a) or pursuant to Common Stock Equivalents (hereafter defined) granted or issued prior to the Issuance Date) ("Additional
                                                                      ----------
Shares  of  Common  Stock"), at a price per share less than the Conversion Price
-------------------------
then in effect or without consideration, then the Conversion Price upon each such issuance shall be adjusted to a price (rounded to the nearest cent) determined by multiplying the Conversion Price then in effect by a fraction:

                         (A)     the  numerator  of  which shall be equal to the
sum of (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the number of
                                                          ----
shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Conversion Price then in effect, and

                         (B)     the  denominator of which shall be equal to the
number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

                    (2) The provisions of paragraph (1) of this Section 3.6(a)(vi) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 3.6(a)(vii). No adjustment of the number of shares of Common Stock for which this Note shall be convertible shall be made under paragraph (1) of this Section 3.6(a)(vi) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents pursuant to Section 3.6(a)(vii).

               (vii)     Issuance  of Common Stock Equivalents.  For a period of
                         -------------------------------------
eighteen (18) months following the Issuance Date, in the event the Maker shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than the Notes, or
                              ----------------------
any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock
                                                                    ------------
Equivalents")  and  the aggregate price per share for which Additional Shares of
-----------
Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent, plus the consideration received by the Maker for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock issuable pursuant to such Common Stock Equivalent (the "Aggregate Per Common
                                                            --------------------
Share Price") shall be less than the applicable Conversion Price then in effect,
-----------
or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall make the Aggregate Per Common Share Price be less than the applicable Conversion Price in effect at the time of such amendment or adjustment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (vi) of this Section 3.6(a) on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common

Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Maker shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made to the exercise price of such warrants or other subscription or purchase rights therefor, then in effect upon the issuance of such warrants or other subscription or purchase rights therefor pursuant to this subsection (vii). No adjustment shall be made to the Conversion Price upon the issuance of Common Stock pursuant to the exercise, conversion or exchange of any Convertible Security or Common Stock Equivalent where an adjustment to the Conversion Price was made as a result of the issuance or purchase of any Convertible Security or Common Stock Equivalent.

               (viii)     Consideration for Stock.  In case any shares of Common
                          -----------------------
Stock or any Common Stock Equivalents shall be issued or sold:

                    (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be, deemed to be the fair market value, as determined reasonably and in good faith by the board of directors of the Maker (the "Board"), of such portion of the assets and business
                             -----
of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                    (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of the Notes, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Notes immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Notes. In the event Common Stock is issued with other shares or securities or other assets of the Maker for consideration which covers both, the consideration computed as provided in this Section 3.6(viii) shall be allocated among such securities and assets as determined in good faith by the Board.

          (b)     Record  Date.  In  case  the  Maker  shall  take record of the
                  ------------
holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

          (c)     Certain  Issues  Excepted.  Anything  herein  to  the contrary
                  -------------------------
notwithstanding, the Maker shall not be required to make any adjustment to the Conversion Price in connection with (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase
Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holder), (iii) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Maker's stock option plans and employee stock purchase plans outstanding as they exist on the Issuance Date, and (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

          (d)     No  Impairment.  The  Maker  shall  not,  by  amendment of its
                  --------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.6 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the Holder against impairment. In the event a Holder shall elect to convert any Notes as provided herein, the Maker cannot refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, violation of an agreement to which such Holder is a party or for any reason whatsoever, unless, an injunction from a court, or notice, restraining and or adjoining conversion of all or of said Notes shall have issued and the Maker posts a surety bond for the benefit of such Holder in an amount equal to one hundred percent (100%) of the amount of the Notes the Holder has elected to convert, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder (as liquidated damages) in the event it obtains judgment.

          (e)     Certificates  as  to  Adjustments.  Upon  occurrence  of  each
                  ---------------------------------
adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.6, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

          (f)     Issue  Taxes.  The Maker shall pay any and all issue and other
                  ------------
taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated
                        --------  -------
to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.

          (g)     Fractional Shares.  No fractional shares of Common Stock shall
                  -----------------
be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of the fraction that would evidence such fractional shares multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive Trading Days immediately preceding the Conversion Date. The term "Closing Bid Price" shall mean, on any particular date (i) the last
            -------------------
closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the last closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last trading price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder and reasonably acceptable to the Maker, or (iv) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Holder and reasonably acceptable to the Maker.

          (h)     Reservation  of  Common  Stock.  The  Maker shall at all times
                  ------------------------------
when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note. The Maker shall, from time to time in accordance with Delaware law, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker's obligations under this Section 3.6(h).

          (i)     Regulatory  Compliance.  If  any  shares of Common Stock to be
                  ----------------------
reserved for the purpose of conversion of this Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

          Section  3.7     Prepayment.
                           ----------

          (a)     Prepayment Upon an Event of Default.  Notwithstanding anything
                  -----------------------------------
to the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(b)-(k) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay in cash all or a portion of this Note at a price equal to one hundred ten percent (110%) of the aggregate principal amount of this Note plus all accrued and unpaid interest applicable at the time of such request. Nothing in this Section 3.7(a) shall limit the Holder's rights under Section 2.2 hereof.

          (b)     Prepayment  Option Upon Major Transaction.  In addition to all
                  -----------------------------------------
other rights of the Holder contained herein, simultaneous with the occurrence of a Major Transaction (as defined below), the Holder shall have the right, at the Holder's option, to require the Maker to prepay in cash all or a portion of the Holder's Notes at a price equal to one hundred ten percent (110%) of the aggregate principal amount of this Note plus all accrued and unpaid interest (the "Major Transaction Prepayment Price").
       -------------------------------------

          (c)     Prepayment  Option  Upon Triggering Event.  In addition to all
                  -----------------------------------------
other rights of the Holder contained herein, after a Triggering Event (as defined below), the Holder shall have the right, at the Holder's option, to require the Maker to prepay all or a portion of this Note in cash at a price equal to one hundred twenty percent (120%) of the aggregate principal amount of this Note plus all accrued and unpaid interest (the "Triggering Event Prepayment
                                                     ---------------------------
Price,"  and,  collectively  with  the  Major  Transaction Prepayment Price, the
-----
"Prepayment  Price").
 -----------------

          (d)     Intentionally  Omitted.
                  ----------------------

          (e)     "Major Transaction."  A "Major Transaction" shall be deemed to
                   -----------------       -----------------
have occurred at such time as any of the following events:

               (i) the consolidation, merger or other business combination of the Maker with or into another Person (as defined in Section 4.13 hereof) (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities).

               (ii) the sale or transfer of more than fifty percent (50%) of the Maker's assets (based on the fair market value as determined in good faith by the Board) other than inventory in the ordinary course of business in one or a related series of transactions; or

               (iii) closing of a purchase, tender or exchange offer made to the holders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted; or

               (iv) a change in more than fifty percent (50%) of the current members of the Company's Board of Directors as of the Issuance Date.

          (f)     "Triggering  Event."  A  "Triggering Event" shall be deemed to
                   -----------------        ----------------
have occurred at such time as any of the following events:

               (i) so long as any Notes are outstanding, the effectiveness of the Registration Statement, after it becomes effective, (i) lapses for any reason (including, without limitation, the issuance of a stop order) or (ii) is unavailable to the Holder for sale of the shares of Common Stock, and such lapse or unavailability continues for a period of twenty (20) consecutive Trading Days, and the shares of Common Stock into which the Holder's Notes can be converted cannot be sold in the public securities market pursuant to Rule 144(k) under the Securities Act, provided that the cause of such lapse or unavailability is not due to factors primarily within the control of the Holder of the Notes; and provided further that a Triggering Event shall not have occurred if and to the extent the Maker exercised its rights set forth in
Section  3(n)  of  the  Registration  Rights  Agreement;

               (ii) the suspension from listing, without subsequent listing on any one of, or the failure of the Common Stock to be listed on at least one of the OTC Bulletin Board, the American Stock Exchange, the Nasdaq National
Market, the Nasdaq Capital Market or The New York Stock Exchange, Inc., for a period of ten (10) consecutive Trading Days;

               (iii) the Maker's notice to the Holder or any Other Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of any Notes into shares of Common Stock; or

               (iv) the Maker's failure to comply with a Conversion Notice tendered in accordance with the provisions of this Note within twelve (12) Trading Days after the receipt by the Maker of the Conversion Notice; or

               (v) the Maker deregisters its shares of Common Stock and as a result such shares of Common Stock are no longer publicly traded; or

               (vi) the Maker consummates a "going private" transaction and as a result the Common Stock is no longer registered under Sections 12(b) or 12(g) of the Exchange Act; or

               (vii) the Maker breaches any representation, warranty, covenant or other term or condition of the Purchase Agreement, this Note or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, except to the extent that such breach would not have a Material Adverse Effect (as defined in the Purchase Agreement) and except, in the case of a breach of a covenant which is curable, only if such breach continues for a period of a least twenty (20) business days.

          (g)     Intentionally  Omitted.
                  ----------------------

          (h)     Mechanics  of  Prepayment  at  Option  of  Holder  Upon  Major
                  --------------------------------------------------------------
Transaction.  No  sooner  than  fifteen  (15)  days nor later than ten (10) days
-----------
prior to the consummation of a Major Transaction, but in no event prior to the public announcement of such Major Transaction, the Maker shall deliver written notice  thereof  via  facsimile  and  overnight  courier  ("Notice  of  Major
                                                            -----------------
Transaction")  to  the  Holder  of this Note and the Other Holders.  At any time
-----------
after  receipt  of  a  Notice of Major Transaction (or, in the event a Notice of
Major Transaction is not delivered at least ten (10) days prior to a Major Transaction, at any time during the ten (10) day period prior to a Major Transaction), the Holder of this Note and the Other Holders of the Other Notes then outstanding may require the Maker to prepay, effective immediately prior to the consummation of such Major Transaction, all or any portion of this Note then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon Major Transaction") to
           ----------------------------------------------------------------
the Maker, which Notice of Prepayment at Option of Holder Upon Major Transaction shall indicate (i) the principal amount of this Note that the Holder is electing to have prepaid and (ii) the applicable Major Transaction Prepayment Price, as calculated pursuant to Section 3.7(b) above.

          (i)     Mechanics  of  Prepayment  at Option of Holder Upon Triggering
                  --------------------------------------------------------------
Event.  Within  three  (3)  business  days  after the occurrence of a Triggering
-----
Event, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Triggering Event") to the Holder and the Other
                      ----------------------------
Holders. At any time after the earlier of the Holder's receipt of a Notice of Triggering Event and the Holder becoming aware of a Triggering Event, the Holder of this Note and the Other Holders of the Other Notes then outstanding may require the Maker to prepay all or any portion of this Note then outstanding by delivering written notice thereof via facsimile and overnight courier ("Notice
                                                                          ------
of  Prepayment  at  Option of Holder Upon Triggering Event") to the Maker, which
----------------------------------------------------------
Notice  of  Prepayment  at Option of Holder Upon Triggering Event shall indicate
(i) the amount of the Note that the Holder is electing to have prepaid and (ii) the applicable Triggering Event Prepayment Price, as calculated pursuant to
Section 3.7(c) above. The Holder shall only be permitted to require the Maker to prepay this Note pursuant to Section 3.7 hereof for the greater of a period of ten (10) days after receipt by the Holder of a Notice of Triggering Event or for so long as such Triggering Event is continuing.

          (j)     Payment  of  Prepayment  Price.  Upon the Maker's receipt of a
                  ------------------------------
Notice(s) of Prepayment at Option of Holder Upon Triggering Event or a Notice(s) of Prepayment at Option of Holder Upon Major Transaction from the Holder or the Other Holders, the Maker shall notify the Holder or such Other Holder, as the case may be, by facsimile of the Maker's receipt of such Notice(s) of Prepayment at Option of Holder Upon Triggering Event or Notice(s) of Prepayment at Option
of Holder Upon Major Transaction within two (2) business days of the Maker's receipt of the same and the Holder and each Other Holder which has sent such a notice shall promptly thereafter submit to the Maker this Note (or certificates representing a portion of this Note if the Holder elects not to have all of the outstanding principal and accrued interest hereunder prepaid) or the Other Notes (or certificates representing a portion of the Other Notes if the Other Holders elect not to have all of the outstanding principal and accrued interest hereunder prepaid) which the Holder or Other Holders, as the case may be, have elected to have prepaid. The Maker shall deliver the applicable Triggering Event Prepayment Price to the Holder or Other Holder, as applicable, within five
(5) business days after the Maker's receipt of this Note, the Other Notes or the certificates related thereto, as the case may be, and, in the case of a prepayment pursuant to Section 3.7(h), the Maker shall deliver the applicable Major Transaction Prepayment Price immediately prior to the consummation of the Major Transaction; provided that the Holder's original Note or the Other Holder's original Other Note, or the certificates related thereto, shall have been so delivered to the Maker; provided further that if the Maker is unable to prepay all of the Notes to be prepaid, the Maker shall prepay an amount to the Holder and each Other Holder of this Note and the Other Notes being prepaid equal to such holder's pro-rata amount (based on the principal amount outstanding under the Notes held by such holder relative to the principal amount outstanding under all of the Notes) of all Notes being prepaid. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy such holder of the Notes may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such Notes not prepaid shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment
Price in full to a holder of the Notes submitted for prepayment, such holder shall have the option (the "Void Optional Prepayment Option") to, in lieu of
                                -------------------------------
prepayment, require the Maker to promptly return to such holder(s) all of the Notes that were submitted for prepayment by such holder(s) under this Section
3.7 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the "Void Optional Prepayment
                                                        ------------------------
Notice").  Upon  the  Maker's receipt of such Void Optional Prepayment Notice(s)
------
and prior to payment of the full applicable Prepayment Price to such holder, (i) the Notice(s) of Prepayment at Option of Holder Upon Triggering Event or the Notice(s) of Prepayment at Option of Holder Upon Major Transaction, as the case may be, shall be null and void ab initio with respect to those Notes submitted for prepayment and for which the applicable Prepayment Price has not been paid,
(ii) the Maker shall immediately return any such Notes submitted to the Maker by each holder for prepayment under this Section 3.7(j) and for which the applicable Prepayment Price has not been paid and (iii) the Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon Major Transaction or the Notice(s) of Prepayment at Option of Holder Upon Triggering Event, as the case may be, is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Conversion Price then in effect. A holder's delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice. Payments provided for in this Section 3.7 shall have priority to payments to other stockholders in connection with a Major Transaction.

          (k)     Maker  Prepayment  Option.  Following the date that is one (1)
                  -------------------------
year following the Issuance Date, the Maker may prepay in cash all or any portion of the outstanding principal amount of this Note together with all accrued and unpaid interest thereon upon ten (10) Trading Days prior written notice to the Holder (the "Maker's Prepayment Notice") at a price (the "Maker's
                            -------------------------                    -------
Prepayment  Price")  equal to one hundred twenty percent (120%) of the aggregate
-----------------
principal amount of this Note plus any accrued but unpaid interest outstanding at such time; provided, however, that if the Holder has delivered a Conversion
-               --------  -------
Notice to the Maker or delivers a Conversion Notice within such ten (10) Trading Day period following delivery of the Maker's Prepayment Notice, the principal amount of this Note designated to be converted may not be prepaid by the Maker and shall be converted in accordance with Section 3.3 hereof; provided further that if during the period between delivery of the
         --------  -------
Maker's Prepayment Notice and the Maker's Prepayment Date (as defined below), a holder shall become entitled to deliver a Notice of Prepayment at Option of Holder Upon Major Transaction or Notice of Prepayment at Option of Holder upon Triggering Event, then such rights of the holders, at their option, shall take precedence over the previously delivered Maker Prepayment Notice. The Maker's Prepayment Notice shall state the date of prepayment which date shall be the eleventh (11th) Trading Day after the Maker has delivered the Maker's Prepayment Notice (the "Maker's Prepayment Date"), the Maker's Prepayment Price and the
               -------------------------
principal amount of this Note to be prepaid by the Maker. The Maker shall deliver the Maker's Prepayment Price on the Maker's Prepayment Date, provided,
                                                                       --------
that if the Holder delivers a Conversion Notice before the Maker's Prepayment Date, then the portion of the Maker's Prepayment Price which would be paid to prepay this Note covered by such Conversion Notice shall be returned to the Maker upon delivery of the Common Stock issuable in connection with such Conversion Notice to the Holder. On the Maker's Prepayment Date, the Maker shall pay the Maker's Prepayment Price, subject to any adjustment pursuant to the immediately preceding sentence, to the Holder and the Other Holders on a pro rata basis. If the Maker fails to pay the Maker's Prepayment Price by the eleventh (11th) Trading Day after the Maker has delivered the Maker's Prepayment Notice, the Maker's Prepayment Notice will be declared null and void ab initio and the Maker shall lose its right to prepay this Note pursuant to this Section 3.7(k) in the future. Notwithstanding the foregoing to the contrary, the Maker may effect a prepayment pursuant to this Section 3.7(k) only if (A) the Registration Statement is effective and has been effective, without lapse or suspension of any kind, for a period thirty (30) consecutive calendar days immediately preceding the Maker's Prepayment Notice through the Maker's Prepayment Date, (B) trading in the Common Stock shall not have been suspended by the Securities and Exchange Commission or the OTC Bulletin Board (or other exchange or market on which the Common Stock is trading), (C) the Maker is in material compliance with the terms and conditions of this Note and the other Transaction Documents, and (D) the Maker is not in possession of any material non-public information.

          Section  3.8     Inability  to  Fully  Convert.
                           -----------------------------

          (a)     Holder's  Option  if Maker Cannot Fully Convert.  If, upon the
                  -----------------------------------------------
Maker's receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Maker (x) does not have a sufficient number of shares of Common Stock authorized and available, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and, with respect to the unconverted portion of this Note, the Holder, solely at Holder's option, can elect to:

               (i) require the Maker to prepay that portion of this Note for which the Maker is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the

"Mandatory  Prepayment")  at  a  price  per  share equal to the Triggering Event
 ---------------------
Prepayment  Price as of such Conversion Date (the "Mandatory Prepayment Price");
                                                   --------------------------

               (ii)     if the Maker's inability to fully convert is pursuant to
Section 3.8(a)(y) above, require the Maker to issue restricted shares of Common Stock, if it is permissible for the Maker to do so, in accordance with the Holder's Conversion Notice;

               (iii) void its Conversion Notice and retain or have returned, as the case may be, this Note that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice);

               (iv) exercise its Buy-In rights pursuant to and in accordance with the terms and provisions of Section 3.3(c) of this Note.

          (b)     Mechanics  of Fulfilling Holder's Election.  Upon receipt of a
                  ------------------------------------------
facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.8(a) above, the Maker shall within two (2) Trading Days send via facsimile to the Holder a notice of the Maker's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert
                                                    ----------------------------
Notice").  Such  Inability to Fully Convert Notice shall indicate (i) the reason
------
why  the  Maker  is unable to fully satisfy the Holder's Conversion Notice, (ii)
the amount of this Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.8(a) above by delivering written notice via facsimile to the Maker ("Notice in Response to Inability to Convert").
              ------------------------------------------------

          (c)     Payment  of  Prepayment  Price.  If  the Holder shall elect to
                  ------------------------------
have its Notes prepaid pursuant to Section 3.8(a)(i) above, the Maker shall pay the Mandatory Prepayment Price to the Holder within thirty (30) days of the Maker's receipt of the Holder's Notice in Response to Inability to Convert, provided that prior to the Maker's receipt of the Holder's Notice in Response to
--------
Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of this Note. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on the date that is three (3) business days following the Maker's receipt of the Holder's Notice in Response to Inability to Convert (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and (iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion
Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

          (d)     Pro-rata  Conversion  and  Prepayment.  In the event the Maker
                  -------------------------------------
receives a Conversion Notice from the Holder and the Other Holders on the same day and the Maker can convert and prepay some, but not all, of this Note and the Other Notes pursuant to this Section 3.8, the Maker shall convert and prepay from the Holder and each Other Holder electing to have its Other Notes converted and prepaid at such time an amount equal to the Holder or such Other Holder's pro-rata amount (based on the principal amount of this Note held by the Holder or the Other Notes held by the Other Holder relative to the principal amount of the Notes and Other Notes outstanding) of all the Notes and the Other Notes being converted and prepaid at such time.

          Section  3.9     No  Rights as Stockholder.  Nothing contained in this
                           -------------------------
Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Maker or of any other matter, or any other rights as a stockholder of the Maker.

                                   ARTICLE IV

                                  MISCELLANEOUS
                                  -------------

          Section 4.1     Notices.  Any notice, demand, request, waiver or other
                          -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least ten (10) days prior to the date on which the Maker takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up but in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least ten (10) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place but in no event shall such notice be provided to the Holder prior to such information being made known to the public. The Maker shall promptly notify the Holder of any notices sent or received, or any actions taken with respect to the Other Notes.

          Section  4.2     Governing  Law.  This  Note  shall be governed by and
                           --------------
construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

          Section  4.3     Headings.  Article  and section headings in this Note
                           --------
are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

          Section  4.4     Remedies,  Characterizations,  Other  Obligations,
                           --------------------------------------------------
Breaches  and  Injunctive  Relief.  The  remedies provided in this Note shall be
---------------------------------
cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder hereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

          Section  4.5     Enforcement  Expenses.  The  Maker  agrees to pay all
                           ---------------------
costs and expenses of the Holder incurred as a result of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

          Section  4.6     Binding Effect.  The obligations of the Maker and the
                           --------------
Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

          Section  4.7     Amendments.  This Note may not be modified or amended
                           ----------
in  any  manner  except  in  writing  executed  by  the  Maker  and  the Holder.

          Section  4.8     Compliance  with Securities Laws.  The Holder of this
                           --------------------------------
Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

          "THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE MAKER OF A WRITTEN OPINION OF COUNSEL IN THE FORM,

          SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE MAKER THAT THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE MAY BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS."

          Section  4.9     Accredited  Investor  Status.  In  no  event  may the
                           ----------------------------
Holder convert this Note in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Act.

          Section  4.10     Consent  to Jurisdiction.  Each of the Maker and the
                            ------------------------
Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York County for the purposes of any suit, action or proceeding arising out of or relating to this Note and
(ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by delivering a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.10 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Maker and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Note shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

          Section  4.11     Parties  in  Interest.  This  Note  shall be binding
                            ---------------------
upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

          Section  4.12     Failure  or  Indulgence  Not  Waiver.  No failure or
                            ------------------------------------
delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

          Section  4.13     Maker  Waivers.
                            --------------

          (a) Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

          (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

          Section  4.13     Definitions.  For the purposes hereof, the following
                            -----------
terms  shall  have  the  following  meanings:

          "Person"  means  an  individual  or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Trading  Day"  means (a) a day on which the Common Stock is traded on
           ------------
the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is
                   --------  -------
not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                                              CHARYS HOLDING COMPANY, INC.


                                              By: ______________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT A

                                WIRE INSTRUCTIONS


Payee:  _________________________________________________________

Bank:  __________________________________________________________

Address:  _______________________________________________________

          _______________________________________________________

Bank  No.:  _____________________________________________________

Account  No.:  __________________________________________________

Account  Name:  _________________________________________________

                                     FORM OF

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of Charys Holding Company, Inc. (the "Maker") according to the conditions hereof, as of the date written below.

Date  of  Conversion  _________________________________________________________

Applicable  Conversion  Price __________________________________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion: _________________________

Signature___________________________________________________________________
         [Name]

Address:__________________________________________________________________

        __________________________________________________________________

                                   EXHIBIT C-1
                            FORM OF SERIES A WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                          SERIES A WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          CHARYS HOLDING COMPANY, INC.

                            Expires December 4, 2011

No.:  W-A-06-__                                  Number of Shares:  ____________
Date of Issuance: December 4, 2006


     FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"),
                                                                       ------
hereby certifies that ___________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________ (__________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1.     Term.  The  term  of this Warrant shall commence on December 4, 2006
            ----
and shall expire at 5:00 p.m., Eastern Time, on December 4, 2011 (such period being the "Term").
             ----

     2.     Method  of  Exercise; Payment; Issuance of New Warrant; Transfer and
            --------------------------------------------------------------------
Exchange.
--------

     (a)     Time  of Exercise.  The purchase rights represented by this Warrant
             -----------------
may  be  exercised  in  whole  or  in  part  during  the  Term.

     (b)     Method  of  Exercise.  The Holder hereof may exercise this Warrant,
             --------------------
in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant, if applicable.

     (c)     Cashless  Exercise.  Notwithstanding  any  provisions herein to the
             ------------------
contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, unless the registration statement is not effective as a result of the Issuer exercising its rights under Section 3(n) of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y - (A)(Y)
                  ------
                     B

Where     X =  the number of shares of Common Stock to be issued to the
               Holder.

          Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

          A =  the Warrant Price.

          B =  the  Per  Share  Market  Value  of one share of Common Stock.

     (d)     Issuance  of  Stock  Certificates.  In the event of any exercise of
             ---------------------------------
this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery
                                                                        --------
Date")  or, at the request of the Holder (provided that a registration statement
----
under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account
                                                                   ---
on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after
  ----
such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

     (e)     Compensation  for  Buy-In on Failure to Timely Deliver Certificates
             -------------------------------------------------------------------
Upon  Exercise.  In addition to any other rights available to the Holder, if the
--------------
Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the
                                                              ------
Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     (f)     Transferability  of  Warrant.  Subject to Section 2(h) hereof, this
             ----------------------------
Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

     (g)     Continuing Rights of Holder.  The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the
--------
failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     (h)     Compliance  with  Securities  Laws.
             -----------------------------------

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and the conditions set forth below shall have been satisfied. Such proposed transfer will not be effected until: (a) either
     (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering the Warrant Stock subject to such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective and continues to be effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall, upon the request of such Holder, cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement), if applicable.

     (i)     Accredited  Investor  Status.  In  no event may the Holder exercise
             ----------------------------
this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

     3.     Stock  Fully  Paid;  Reservation  and  Listing of Shares; Covenants.
            -------------------------------------------------------------------

     (a)     Stock  Fully  Paid.  The Issuer represents, warrants, covenants and
             ------------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer with respect to issuance (other than restrictions under federal and state securities laws). The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to provide for the exercise of this Warrant without regard to any limitations on exercise.

     (b)     Reservation.  If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its commercially reasonable efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. To the extent permissible under the applicable securities exchange or market rules on which the Common Stock is traded or quoted, if the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c)     Covenants.  The  Issuer  shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein and restrictions under federal and state securities laws) upon the exercise of this Warrant, and (iv) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d)     Loss,  Theft,  Destruction  of  Warrants.  Upon receipt of evidence
             ----------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     (e)     Payment  of Taxes.  The Issuer will pay any documentary stamp taxes
             -----------------
attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay
                 --------  -------
any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

     4.     Adjustment  of  Warrant  Price  and  Number  of Shares Issuable Upon
            --------------------------------------------------------------------
Exercise.  The  Warrant  Price  and the Warrant Share Number shall be subject to
--------
adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section  5.

     (a)     Recapitalization,  Reorganization, Reclassification, Consolidation,
             -------------------------------------------------------------------
Merger  or  Sale.
----------------

          (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge with
                               ----------------
     or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the Warrant Share Number of shares of Warrant Stock that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the Original Issue Date; provided, however, the Holder at its option may elect
                           --------  -------
     to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula. Immediately upon the occurrence of a Triggering Event, the Issuer shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Warrant Stock issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Holder's request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Stock and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(a)(i). Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

          (ii) In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event and has also elected not to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula pursuant to the provisions of Section 4(a)(i) above, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
     (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          (b)     Stock  Dividends,  Subdivisions  and  Combinations.  If at any
                  --------------------------------------------------
time  the  Issuer  shall:

               (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

     (c)     Certain  Other Distributions.  If at any time the Issuer shall make
             ----------------------------
or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

               (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

               (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

               (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and, upon the request of the Holder, supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

     (d)     Issuance  of  Additional  Shares  of  Common  Stock.
             ---------------------------------------------------

          (i)     For  a  period  of eighteen (18) months following the Original
Issue Date, in the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (A) the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the
                                                                    ----
          number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

               (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

          (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of
Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

     (e)     Issuance  of  Common  Stock  Equivalents.  For a period of eighteen
             ----------------------------------------
(18) months following the Original Issue Date, if at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the Warrant Share Number and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

     (f)     Other Provisions applicable to Adjustments under this Section.  The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the Warrant Share Number and the Warrant Price then in effect provided for in this
Section  4:

          (i)     Computation  of  Consideration.  To  the  extent  that  any
                  ------------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

          (ii)     When  Adjustments  to  Be  Made.  The adjustments required by
                   -------------------------------
this  Section

4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the Warrant Share Number that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii)     Fractional  Interests.  In  computing adjustments under this
                    ---------------------
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

          (iv)     When  Adjustment  Not  Required.  If  the Issuer shall take a
                   -------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)     Form  of  Warrant after Adjustments.  The form of this Warrant need
             -----------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     (h)     Escrow  of  Warrant  Stock.  If  after  any  property  becomes
             --------------------------
distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or Warrant Share
            ----------------------
Number  shall  be  adjusted  pursuant  to Section 4 hereof (for purposes of this
Section  5,  each  an  "adjustment"), the Issuer shall cause its Chief Financial
                        ----------
Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and

Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm chosen by the Issuer and reasonably acceptable to the Holder, which firm shall deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute.
Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder.

     6.     Fractional  Shares.  No  fractional  shares of Warrant Stock will be
            ------------------
issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

     7.     Ownership Cap and Exercise Restriction.  Notwithstanding anything to
            ---------------------------------------
the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with
--------   -------
sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice")
                                                                 -------------
that  such  Holder  would like to waive this Section 7 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be
                                 --------  -------
of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     8.     Definitions.  For  the purposes of this Warrant, the following terms
            -----------
have  the  following  meanings:

          "Additional  Shares  of Common Stock" means all shares of Common Stock
           -----------------------------------
     issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except:
     (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans outstanding as they exist on the date of the Purchase Agreement, and (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Issuer.
           -----

          "Capital  Stock" means and includes (i) any and all shares, interests,
           --------------
     participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate  of Incorporation" means the Certificate of Incorporation
           -----------------------------
     of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Common  Stock" means the Common Stock, $0.001 par value per share, of
           -------------
     the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common  Stock  Equivalent" means any Convertible Security or warrant,
           -------------------------
     option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

          "Convertible  Securities"  means  evidences of Indebtedness, shares of
           -----------------------
     Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Governmental  Authority"  means  any  governmental,  regulatory  or
           -----------------------
     self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holders"  mean  the  Persons  who  shall  from  time  to time own any
           -------
     Warrant. The term "Holder" means one of the Holders.

          "Independent  Appraiser"  means  a  nationally  recognized  or  major
           ----------------------
     regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer"  means  Charys Holding Company, Inc., a Delaware corporation,
           ------
     and  its  successors.

          "Majority  Holders"  means  at  any  time  the  Holders  of  Warrants
           -----------------
     exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Original Issue Date" means December 4, 2006.
           -------------------

          "OTC  Bulletin  Board"  means the over-the-counter electronic bulletin
           --------------------
     board.

          "Other  Common"  means  any  other  Capital Stock of the Issuer of any
           -------------
     class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "Outstanding  Common  Stock"  means,  at any given time, the aggregate
           --------------------------
     amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

          "Person"  means an individual, corporation, limited liability company,
           ------
     partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per  Share  Market  Value"  means on any particular date (a) the last
           -------------------------
     closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
     (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the "Pink Sheet" quotes for the applicable Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by
     --------   -------
     such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value
         --------  -------
     shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Purchase  Agreement"  means  the  Note and Warrant Purchase Agreement
           -------------------
     dated as of December 4, 2006, among the Issuer and the Purchasers.

          "Purchasers"  means  the  purchasers  of  the subordinated convertible
           ----------
     promissory notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

          "Securities"  means  any  debt  or  equity  securities  of the Issuer,
           ----------
     whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities  Act" means the Securities Act of 1933, as amended, or any
           ---------------
     similar  federal  statute  then  in  effect.

          "Subsidiary"  means  any corporation at least 50% of whose outstanding
           ----------
     Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Term"  has  the  meaning  specified  in  Section  1  hereof.
           ----

          "Trading  Day"  means (a) a day on which the Common Stock is traded on
           ------------
     the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that
                                       --------  -------
     the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Voting  Stock"  means,  as  applied  to  the  Capital  Stock  of  any
           -------------
     corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "Warrants" means the Warrants issued and sold pursuant to the Purchase
           --------
     Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "Warrant  Price"  initially means $4.00, as such price may be adjusted
           --------------
     from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

          "Warrant  Share  Number"  means  at  any  time the aggregate number of
           ----------------------
     shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "Warrant  Stock"  means  Common  Stock  issuable  upon exercise of any
           --------------
     Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     9.   Other Notices. In case at any time:
          -------------

                    (A) the Issuer shall make any distributions to the holders of Common Stock; or

                    (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                    (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                    (D) there shall be any capital reorganization by the Issuer; or

                    (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                    (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     10.     Amendment  and  Waiver.  Any term, covenant, agreement or condition
             ----------------------
in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or
                                    --------  -------
waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

     11.     Governing Law; Jurisdiction.  This Warrant shall be governed by and
             ---------------------------
construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

     12.     Notices.  Any  notice,  demand,  request,  waiver  or  other
             -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer:             Charys Holding Company, Inc.
                              1117 Perimeter Center West, Suite N415
                              Atlanta, Georgia 30338
                              Attention: Chief Executive Officer
                              Tel. No.: (678) 443-2300
                              Fax  No.: (678) 443-2320
with copies (which copies
shall not constitute notice)
to:                           Glast, Phillips & Murray, P.C.
                              815 Walker Street, Suite 1250
                              Houston, Texas 77002
                              Attention: Norman T. Reynolds, Esq.
                              Tel. No.: (713) 237-3135
                              Fax  No.: (713) 237-3202

If  to  any  Holder:          At the address of such Holder set forth on Exhibit
                              A to this Agreement, with copies to Holder's counsel as set forth on Exhibit A or as specified in writing by such Holder with copies to:

with copies (which copies
shall not constitute notice)
to:                           Kramer Levin Naftalis & Frankel LLP
                              1177  Avenue of the Americas
                              New  York,  New  York 10036
                              Attention:  Christopher S. Auguste
                              Tel. No.:  (212) 715-9100
                              Fax  No.:  (212) 715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

     13.     Warrant Agent.  The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14.     Remedies.  The  Issuer  stipulates  that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15.     Successors  and  Assigns.  This  Warrant  and  the rights evidenced
             ------------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16.     Modification  and Severability.  If, in any action before any court
             ------------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17.     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     18.     Registration Rights.  The Holder of this Warrant is entitled to the
             -------------------
benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Company and Persons listed on Schedule I thereto (the "Registration Rights Agreement")
                                                 -----------------------------
and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer has executed this Series A Warrant as of the day and year first above written.


                                        CHARYS HOLDING COMPANY, INC.



                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                  EXERCISE FORM
                                SERIES A WARRANT

                          CHARYS HOLDING COMPANY, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Charys Holding Company, Inc. covered by the within Warrant.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

          Cash Exercise_______

          Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

     X = Y - (A)(Y)
             ------
                B

Where:

The number of shares of Common Stock to be issued to the Holder ________________ ("X").

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

___________________________  ("Y").

The  Warrant  Price  ______________  ("A").

The Per Share Market Value of one share of Common Stock _______________________ ("B").

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT C-2
                            FORM OF SERIES B WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                          SERIES B WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          CHARYS HOLDING COMPANY, INC.

                            Expires December 4, 2011

No.:  W-B-06-__                                Number  of  Shares:  ____________
Date  of  Issuance:  December  4,  2006


     FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"),
                                                                       ------
hereby certifies that ___________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________ (__________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1.     Term.  The  term  of this Warrant shall commence on December 4, 2006
            ----
and shall expire at 5:00 p.m., Eastern Time, on December 4, 2011 (such period being the "Term").
             ----

     2.     Method  of  Exercise; Payment; Issuance of New Warrant; Transfer and
            --------------------------------------------------------------------
Exchange.
--------

     (a)     Time  of Exercise.  The purchase rights represented by this Warrant
             -----------------
may  be  exercised  in  whole  or  in  part  during  the  Term.

     (b)     Method  of  Exercise.  The Holder hereof may exercise this Warrant,
             --------------------
in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant, if applicable.

     (c)     Cashless  Exercise.  Notwithstanding  any  provisions herein to the
             ------------------
contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, unless the registration statement is not effective as a result of the Issuer exercising its rights under Section 3(n) of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y - (A)(Y)
                  ------
                    B

Where     X =  the number of shares of Common Stock to be issued to the
               Holder.

          Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

          A =  the Warrant Price.

          B =  the  Per  Share  Market  Value  of one share of Common Stock.

     (d)     Issuance  of  Stock  Certificates.  In the event of any exercise of
             ---------------------------------
this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery
                                                                        --------
Date")  or, at the request of the Holder (provided that a registration statement
----
under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account
                                                                   ---
on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after
  ----
such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

     (e)     Compensation  for  Buy-In on Failure to Timely Deliver Certificates
             -------------------------------------------------------------------
Upon  Exercise.  In addition to any other rights available to the Holder, if the
--------------
Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the
                                                              -------
Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     (f)     Transferability  of  Warrant.  Subject to Section 2(h) hereof, this
             ----------------------------
Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

     (g)     Continuing  Rights of Holder.  The Issuer will, at the time of or
             ----------------------------
at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the
--------
failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     (h)     Compliance  with  Securities  Laws.
             -----------------------------------

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and the conditions set forth below shall have been satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering the Warrant Stock subject to such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective and continues to be effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall, upon the request of such Holder, cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement), if applicable.

     (i)     Accredited  Investor  Status.  In  no event may the Holder exercise
             ----------------------------
this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

     3.     Stock  Fully  Paid;  Reservation  and  Listing of Shares; Covenants.
            -------------------------------------------------------------------

     (a)     Stock  Fully  Paid.  The Issuer represents, warrants, covenants and
             ------------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer with respect to issuance (other than restrictions under federal and state securities laws). The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to provide for the exercise of this Warrant without regard to any limitations on exercise.

     (b)     Reservation.  If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its commercially reasonable efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. To the extent permissible under the applicable securities exchange or market rules on which the Common Stock is traded or quoted, if the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c)     Covenants.  The  Issuer  shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein and restrictions under federal and state securities laws) upon the exercise of this Warrant, and (iv) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d)     Loss,  Theft,  Destruction  of  Warrants.  Upon receipt of evidence
             ----------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     (e)     Payment  of Taxes.  The Issuer will pay any documentary stamp taxes
             -----------------
attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay
                 --------  -------
any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

     4.     Adjustment  of  Warrant  Price  and  Number  of Shares Issuable Upon
            --------------------------------------------------------------------
Exercise.  The  Warrant  Price  and the Warrant Share Number shall be subject to
--------
adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section  5.

     (a)     Recapitalization,  Reorganization, Reclassification, Consolidation,
             -------------------------------------------------------------------
Merger  or  Sale.
----------------

          (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge
                                 -----------------
     with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the Warrant Share Number of shares of Warrant Stock that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the Original Issue Date; provided, however, the Holder at its option may elect
                           --------  -------
     to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula. Immediately upon the occurrence of a Triggering Event, the Issuer shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Warrant Stock issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Holder's request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Stock and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(a)(i). Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

          (ii) In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event and has also elected not to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula pursuant to the provisions of Section 4(a)(i) above, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
     (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          (b)     Stock  Dividends,  Subdivisions  and  Combinations.  If at any
                  --------------------------------------------------
time  the  Issuer  shall:

          (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

          (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

          (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

     (c)     Certain  Other Distributions.  If at any time the Issuer shall make
             ----------------------------
or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

               (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

               (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

               (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and, upon the request of the Holder, supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

     (d)     Issuance  of  Additional  Shares  of  Common  Stock.
             ---------------------------------------------------

          (i)     For  a  period  of eighteen (18) months following the Original
Issue Date, in the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (A)     the  numerator  of which shall be equal to the sum of (x)
          the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus
                                                                            ----
          (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

               (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

          (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of
Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

     (e)     Issuance  of  Common  Stock  Equivalents.  For a period of eighteen
             ----------------------------------------
(18) months following the Original Issue Date, if at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the Warrant Share Number and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

     (f)     Other Provisions applicable to Adjustments under this Section.  The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the Warrant Share Number and the Warrant Price then in effect provided for in this
Section  4:

          (i)     Computation  of  Consideration.  To  the  extent  that  any
                  ------------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing war-rants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

          (ii)     When  Adjustments  to  Be  Made.  The adjustments required by
                   -------------------------------
this  Section

4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the Warrant Share Number that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in
Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii)     Fractional  Interests.  In computing  adjustments under this
                    ---------------------
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

          (iv)     When  Adjustment  Not  Required.  If  the Issuer shall take a
                   -------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)     Form  of  Warrant after Adjustments.  The form of this Warrant need
             -----------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     (h)     Escrow  of  Warrant  Stock.  If  after  any  property  becomes
             --------------------------
distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or Warrant Share
            ----------------------
Number  shall  be  adjusted  pursuant  to Section 4 hereof (for purposes of this
Section  5,  each  an  "adjustment"), the Issuer shall cause its Chief Financial
                        ----------
Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and

Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm chosen by the Issuer and reasonably acceptable to the Holder, which firm shall deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute.
Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder.

     6.     Fractional  Shares.  No  fractional  shares of Warrant Stock will be
            ------------------
issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

     7.     Ownership Cap and Exercise Restriction.  Notwithstanding anything to
            ---------------------------------------
the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with
--------   -------
sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice")
                                                                 -------------
that  such  Holder  would like to waive this Section 7 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be
                                 --------  -------
of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     8.     Definitions.  For  the purposes of this Warrant, the following terms
            -----------
have  the  following  meanings:

          "Additional  Shares  of Common Stock" means all shares of Common Stock
           -----------------------------------
     issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans outstanding as they exist on the date of the Purchase Agreement, and (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Issuer.
           -----

          "Capital  Stock" means and includes (i) any and all shares, interests,
           --------------
     participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate  of Incorporation" means the Certificate of Incorporation
           -----------------------------
     of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Common  Stock" means the Common Stock, $0.001 par value per share, of
           -------------
     the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common  Stock  Equivalent" means any Convertible Security or warrant,
           -------------------------
     option  or  other  right  to  subscribe  for  or  purchase  any  Additional
     Shares  of  Common  Stock  or  any  Convertible  Security.

          "Convertible  Securities"  means  evidences of Indebtedness, shares of
           -----------------------
     Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Governmental  Authority"  means  any  governmental,  regulatory  or
           -----------------------
     self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holders"  mean  the  Persons  who  shall  from  time  to time own any
           -------
     Warrant.  The  term  "Holder"  means  one  of  the  Holders.

          "Independent  Appraiser"  means  a  nationally  recognized  or  major
           ----------------------
     regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer"  means  Charys Holding Company, Inc., a Delaware corporation,
           ------
     and  its  successors.

          "Majority  Holders"  means  at  any  time  the  Holders  of  Warrants
           -----------------
     exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Original  Issue  Date"  means  December  4,  2006.
           ---------------------

          "OTC  Bulletin  Board"  means the over-the-counter electronic bulletin
           --------------------
     board.

          "Other  Common"  means  any  other  Capital Stock of the Issuer of any
           -------------
     class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "Outstanding  Common  Stock"  means,  at any given time, the aggregate
           --------------------------
     amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

          "Person"  means an individual, corporation, limited liability company,
           ------
     partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per  Share  Market  Value"  means on any particular date (a) the last
           -------------------------
     closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
     (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the "Pink Sheet" quotes for the applicable Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by
     --------   -------
     such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value
         --------  -------
     shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Purchase  Agreement"  means  the  Note and Warrant Purchase Agreement
           -------------------
     dated  as  of  December  4,  2006,  among  the  Issuer  and the Purchasers.

          "Purchasers"  means  the  purchasers  of  the subordinated convertible
           ----------
     promissory notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

          "Securities"  means  any  debt  or  equity  securities  of the Issuer,
           ----------
     whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities  Act" means the Securities Act of 1933, as amended, or any
           ---------------
     similar  federal  statute  then  in  effect.

          "Subsidiary"  means  any corporation at least 50% of whose outstanding
           ----------
     Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Term"  has  the  meaning  specified  in  Section  1  hereof.
           ----

          "Trading  Day"  means (a) a day on which the Common Stock is traded on
           ------------
     the  OTC  Bulletin  Board,  or  (b)  if  the  Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that
                                       --------  -------
     the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Voting  Stock"  means,  as  applied  to  the  Capital  Stock  of  any
           -------------
     corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "Warrants" means the Warrants issued and sold pursuant to the Purchase
           --------
     Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "Warrant  Price"  initially means $5.00, as such price may be adjusted
           --------------
     from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

          "Warrant  Share  Number"  means  at  any  time the aggregate number of
           ----------------------
     shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "Warrant  Stock"  means  Common  Stock  issuable  upon exercise of any
           --------------
     Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     9.     Other  Notices.  In  case  at  any  time:
            --------------

                         (A)  the Issuer  shall  make  any  distributions to the
                               holders  of  Common  Stock;  or

                         (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                         (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                         (D) there shall be any capital reorganization by the Issuer; or

                         (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                         (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     10.     Amendment  and  Waiver.  Any term, covenant, agreement or condition
             ----------------------
in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or
                                    --------  -------
waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

     11.     Governing Law; Jurisdiction.  This Warrant shall be governed by and
             ---------------------------
construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

     12.     Notices.  Any  notice,  demand,  request,  waiver  or  other
             -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer:             Charys Holding Company, Inc.
                              1117 Perimeter Center West, Suite N415
                              Atlanta, Georgia 30338
                              Attention: Chief Executive Officer
                              Tel. No.: (678) 443-2300
                              Fax  No.:  (678)  443-2320
with copies (which copies
shall not constitute notice)
to:                           Glast, Phillips & Murray, P.C.
                              815 Walker Street, Suite 1250
                              Houston, Texas 77002
                              Attention: Norman T. Reynolds, Esq.
                              Tel. No.: (713) 237-3135
                              Fax No.: (713) 237-3202

If  to  any  Holder:          At the address of such Holder set forth on Exhibit
                                                                         -------
                              A  to  this  Agreement,  with  copies  to Holder's
                              -
                              counsel  as set forth on Exhibit A or as specified
                                                       ---------
                              in  writing  by  such  Holder  with  copies  to:

with copies (which copies
shall not constitute notice)
to:                           Kramer Levin Naftalis & Frankel LLP
                              1177  Avenue  of  the  Americas
                              New  York,  New  York  10036
                              Attention:  Christopher  S.  Auguste,  Esq.
                              Tel.  No.:  (212)  715-9100
                              Fax  No.:  (212)  715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

     13.     Warrant Agent.  The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14.     Remedies.  The  Issuer  stipulates  that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15.     Successors  and  Assigns.  This  Warrant  and  the rights evidenced
             ------------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16.     Modification  and Severability.  If, in any action before any court
             ------------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17.     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     18.     Registration Rights.  The Holder of this Warrant is entitled to the
             -------------------
benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Company and Persons listed on Schedule I thereto (the "Registration Rights Agreement")
                                                 -----------------------------
and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer has executed this Series B Warrant as of the day and year first above written.


                                        CHARYS  HOLDING  COMPANY,  INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                  EXERCISE FORM
                                SERIES B WARRANT

                          CHARYS HOLDING COMPANY, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Charys Holding Company, Inc. covered by the within Warrant.

Dated: _________________           Signature      ___________________________

                                   Address        _____________________
                                                  _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

          Cash Exercise_______

          Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

     X = Y - (A)(Y)
             ------
               B

Where:

The number of shares of Common Stock to be issued to the Holder __________________("X").

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

___________________________  ("Y").

The  Warrant  Price  ______________  ("A").

The Per Share Market Value of one share of Common Stock  _________________("B").


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________           Signature      ___________________________

                                   Address        _____________________
                                                  _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________           Signature      ___________________________

                                   Address        _____________________
                                                  _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT C-3
                            FORM OF SERIES J WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                          SERIES J WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          CHARYS HOLDING COMPANY, INC.

                            Expires September 4, 2007

No.:  W-J-06-___                                 Number of Shares:______________
Date of Issuance: December 4, 2006


     FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"),
                                                                       ------
hereby  certifies  that                             or its registered assigns is
                        ---------------------------
entitled  to  subscribe  for  and  purchase,  during  the  Term  (as hereinafter
defined),  up to                      (          ) shares (subject to adjustment
                 --------------------  ----------
as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1.     Term.  The  term of this Warrant shall commence on December 4, 2006
            ----
and shall expire at 5:00 p.m., Eastern Time, on September 4, 2007 (such period being the "Term").
            ----

     2.     Method  of  Exercise;  Payment;  Issuance  of New Warrant; Transfer
            -------------------------------------------------------------------
and Exchange.
------------

     (a)     Time  of Exercise.  The purchase rights represented by this Warrant
             -----------------
may  be  exercised  in  whole  or  in  part  during  the  Term.

     (b)     Method  of  Exercise.  The Holder hereof may exercise this Warrant,
             --------------------
in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election by certified or official bank check or by wire transfer to an account designated by the Issuer, if applicable.

     (c)     Issuance  of  Stock  Certificates.  In the event of any exercise of
             ---------------------------------
this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery
                                                                        --------
Date")  or, at the request of the Holder (provided that a registration statement
----
under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account
                                                                   ---
on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after
  ----
such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

     (d)     Compensation  for  Buy-In on Failure to Timely Deliver Certificates
             -------------------------------------------------------------------
Upon  Exercise.  In addition to any other rights available to the Holder, if the
--------------
Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the
                                                              ------
Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     (e)     Transferability  of  Warrant.  Subject to Section 2(g) hereof, this
             ----------------------------
Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

     (f)     Continuing Rights of Holder.  The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the
--------
failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     (g)     Compliance  with  Securities  Laws.
             -----------------------------------

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF

          SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and the conditions set forth below shall have been satisfied. Such proposed transfer will not be effected until: (a) either
     (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering the Warrant Stock subject to such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective and continues to be effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall, upon the request of such Holder, cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement), if applicable.

     (h)     Accredited  Investor  Status.  In  no event may the Holder exercise
             ----------------------------
this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

     3.     Stock  Fully  Paid;  Reservation  and  Listing of Shares; Covenants.
            -------------------------------------------------------------------

     (a)     Stock  Fully  Paid.  The Issuer represents, warrants, covenants and
             ------------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer with respect to issuance (other than restrictions under federal and state securities laws). The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to provide for the exercise of this Warrant without regard to any limitations on exercise.

     (b)     Reservation.  If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its commercially reasonable efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. To the extent permissible under the applicable securities exchange or market rules on which the Common Stock is traded or quoted, if the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c)     Covenants.  The  Issuer  shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein and restrictions under federal and state securities laws) upon the exercise of this Warrant, and (iv) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d)     Loss,  Theft,  Destruction  of  Warrants.  Upon receipt of evidence
             ----------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     (e)     Payment  of Taxes.  The Issuer will pay any documentary stamp taxes
             -----------------
attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay
                 --------  -------
any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

     4.     Adjustment  of  Warrant  Price  and  Number  of Shares Issuable Upon
            --------------------------------------------------------------------
Exercise.  The  Warrant  Price  and the Warrant Share Number shall be subject to
--------
adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section  5.

     (a)     Recapitalization,  Reorganization, Reclassification, Consolidation,
             -------------------------------------------------------------------
Merger  or  Sale.
----------------

          (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge
                                    ----------------
     with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the Warrant Share Number of shares of Warrant Stock that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the Original Issue Date; provided, however, the
                                                          --------  -------
     Holder at its option may elect to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula. Immediately upon the occurrence of a Triggering Event, the Issuer shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Warrant Stock issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Holder's request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Stock and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(a)(i). Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

          (ii) In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event and has also elected not to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula pursuant to the provisions of Section 4(a)(i) above, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
     (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief

     Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          (b)     Stock  Dividends,  Subdivisions  and  Combinations.  If at any
                  --------------------------------------------------
time  the  Issuer  shall:

               (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

     (c)     Certain  Other Distributions.  If at any time the Issuer shall make
             ----------------------------
or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any divi-dend or other distribution of:

               (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

               (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

               (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and, upon the request of the Holder, supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

     (d)     Issuance  of  Additional  Shares  of  Common  Stock.
             ---------------------------------------------------

          (i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (A)     the  numerator  of  which  shall  be equal to the sum of
          (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus
                                                                            ----
          (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

               (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

          (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of
Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

     (e)     Issuance  of  Common  Stock  Equivalents.  For a period of eighteen
             ----------------------------------------
(18) months following the Original Issue Date, if at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the Warrant Share Number and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

     (f)     Other Provisions applicable to Adjustments under this Section.  The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the Warrant Share Number and the Warrant Price then in effect provided for in this
Section  4:

          (i)     Computation  of  Consideration.  To  the  extent  that  any
                  ------------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing war-rants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

          (ii)     When  Adjustments  to  Be  Made.  The adjustments required by
                   -------------------------------
this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the Warrant Share Number that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii)     Fractional  Interests.  In computing  adjustments under this
                    ---------------------
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

          (iv)     When  Adjustment  Not  Required.  If  the Issuer shall take a
                   -------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)     Form  of  Warrant after Adjustments.  The form of this Warrant need
             -----------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     (h)     Escrow  of  Warrant  Stock.  If  after  any  property  becomes
             --------------------------
distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price.
Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or Warrant Share
            ----------------------
Number  shall  be  adjusted  pursuant  to Section 4 hereof (for purposes of this
Section  5,  each  an  "adjustment"), the Issuer shall cause its Chief Financial
                        ----------
Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm chosen by the Issuer and reasonably acceptable to the Holder, which firm shall deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute.
Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder.

     6.     Fractional  Shares.  No  fractional  shares of Warrant Stock will be
            ------------------
issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

     7.     Ownership Cap and Exercise Restriction.  Notwithstanding anything to
            ---------------------------------------
the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with
--------   -------
sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice")
                                                                 -------------
that  such  Holder  would like to waive this Section 7 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be
                                 --------  -------
of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     8.     Definitions.  For  the purposes of this Warrant, the following terms
            -----------
have  the  following  meanings:

          "Additional  Shares  of Common Stock" means all shares of Common Stock
           -----------------------------------
     issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except:
     (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans outstanding as they exist on the date of the Purchase Agreement, and (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Issuer.
           -----

          "Capital  Stock" means and includes (i) any and all shares, interests,
           --------------
     participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate  of Incorporation" means the Certificate of Incorporation
           -----------------------------
     of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Common  Stock" means the Common Stock, $0.001 par value per share, of
           -------------
     the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common  Stock  Equivalent" means any Convertible Security or warrant,
           -------------------------
     option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

          "Convertible  Securities"  means  evidences of Indebtedness, shares of
           -----------------------
     Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Governmental  Authority"  means  any  governmental,  regulatory  or
           -----------------------
     self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holders"  mean  the  Persons  who  shall  from  time  to time own any
           -------
     Warrant. The term "Holder" means one of the Holders.

          "Independent  Appraiser"  means  a  nationally  recognized  or  major
           ----------------------
     regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer"  means  Charys Holding Company, Inc., a Delaware corporation,
           ------
     and its successors.

          "Majority  Holders"   means  at  any  time  the  Holders  of  Warrants
           -----------------
     exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Original Issue Date" means December 4, 2006.
           -------------------

          "OTC  Bulletin  Board"  means the over-the-counter electronic bulletin
           --------------------
     board.

          "Other  Common"  means  any  other  Capital Stock of the Issuer of any
           -------------
     class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "Outstanding  Common  Stock"  means,  at any given time, the aggregate
           --------------------------
     amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

          "Person"  means an individual, corporation, limited liability company,
           ------
     partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per  Share  Market  Value"  means on any particular date (a) the last
           -------------------------
     closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
     (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the "Pink Sheet" quotes for the applicable Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by
     --------   -------
     such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value
         --------  -------
     shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shalven to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Purchase  Agreement"  means  the  Note and Warrant Purchase Agreement
           -------------------
     dated as of December 4, 2006, among the Issuer and the Purchasers.

          "Purchasers"  means  the  purchasers  of  the subordinated convertible
           ----------
     promissory notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

          "Securities"  means  any  debt  or  equity  securities  of the Issuer,
           ----------
     whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities  Act" means the Securities Act of 1933, as amended, or any
           ---------------
     similar federal statute then in effect.

          "Subsidiary"  means  any corporation at least 50% of whose outstanding
           ----------
     Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Term" has the meaning specified in Section 1 hereof.
           ----

          "Trading  Day"  means (a) a day on which the Common Stock is traded on
           ------------
     the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that
                                       --------  -------
     the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Voting  Stock"  means,  as  applied  to  the  Capital  Stock  of  any
           -------------
     corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "Warrants" means the Warrants issued and sold pursuant to the Purchase
           --------
     Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "Warrant  Price"  initially means $3.25, as such price may be adjusted
           --------------
     from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

          "Warrant  Share  Number"  means  at  any  time the aggregate number of
           ----------------------
     shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "Warrant  Stock"  means  Common  Stock  issuable  upon exercise of any
           --------------
     Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     9.   Other Notices. In case at any time:
          -------------

                    (A) the Issuer shall make any distributions to the holders of Common Stock; or

                    (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                    (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                    (D) there shall be any capital reorganization by the Issuer; or

                    (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                    (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     10.     Amendment  and  Waiver.  Any term, covenant, agreement or condition
             ----------------------
in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or
                                    --------  -------
waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

     11.     Governing Law; Jurisdiction.  This Warrant shall be governed by and
             ---------------------------
construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

     12.     Notices.  Any  notice,  demand,  request,  waiver  or  other
             -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer:             Charys Holding Company, Inc.
                              1117 Perimeter Center West, Suite N415
                              Atlanta, Georgia 30338
                              Attention: Chief Executive Officer
                              Tel. No.: (678) 443-2300
                              Fax  No.:  (678)  443-2320

with copies (which copies
shall not constitute notice)
to:                           Glast, Phillips & Murray, P.C.
                              815 Walker Street, Suite 1250
                              Houston, Texas 77002
                              Attention: Norman T. Reynolds, Esq.
                              Tel. No.: (713) 237-3135
                              Fax No.: (713) 237-3202

If  to  any  Holder:          At the address of such Holder set forth on Exhibit
                                                                         -------
                              A  to  this  Agreement,  with  copies  to Holder's
                              -
                              counsel  as set forth on Exhibit A or as specified
                                                       ---------
                              in  writing  by  such  Holder  with  copies  to:

with copies (which copies
shall not constitute notice)
to:                           Kramer Levin Naftalis & Frankel LLP
                              1177  Avenue  of  the  Americas
                              New  York,  New  York  10036
                              Attention:  Christopher  S.  Auguste,  Esq.
                              Tel.  No.:  (212)  715-9100
                              Fax  No.:  (212)  715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

     13.     Warrant Agent.  The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14.     Remedies.  The  Issuer  stipulates  that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15.     Successors  and  Assigns.  This  Warrant  and  the rights evidenced
             ------------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16.     Modification  and Severability.  If, in any action before any court
             ------------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17.     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     18.     Registration Rights.  The Holder of this Warrant is entitled to the
             -------------------
benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Company and Persons listed on Schedule I thereto (the "Registration Rights Agreement")
                                                 -----------------------------
and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer has executed this Series J Warrant as of the day and year first above written.


                                        CHARYS  HOLDING  COMPANY,  INC.


                                        By:  -----------------------------------
                                             Name:
                                             Title:

                                  EXERCISE FORM
                                SERIES J WARRANT

                          CHARYS HOLDING COMPANY, INC.

The  undersigned                 ,  pursuant  to  the  provisions  of the within
                  ---------------
Warrant,  hereby  elects  to  purchase         shares  of Common Stock of Charys
                                        -----
Holding  Company,  Inc.  covered  by  the  within  Warrant.

Dated:                                   Signature
       -----------------                               -------------------------

                                         Address
                                                       ---------------------
                                                       ---------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise:
                                               -------------------------

The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.


                                   ASSIGNMENT

FOR  VALUE  RECEIVED,                   hereby sells, assigns and transfers unto
                      -----------------
                    the within Warrant and all rights evidenced thereby and does
------------------
irrevocably constitute and appoint              , attorney, to transfer the said
                                   -------------
Warrant  on  the  books  of  the  within  named  corporation.

Dated:                                   Signature
       -----------------                               -------------------------

                                         Address
                                                       ---------------------
                                                       ---------------------

                               PARTIAL ASSIGNMENT

FOR  VALUE  RECEIVED,                   hereby sells, assigns and transfers unto
                      -----------------
                    the  right  to  purchase             shares of Warrant Stock
------------------                            ---------
evidenced  by  the  within  Warrant  together  with all rights therein, and does
irrevocably  constitute  and  appoint                    , attorney, to transfer
                                      -------------------
that  part  of  the  said  Warrant on the books of the within named corporation.

Dated:                                   Signature
       -----------------                               -------------------------

                                         Address
                                                       ---------------------
                                                       ---------------------

                           FOR USE BY THE ISSUER ONLY:

This  Warrant No. W-    canceled (or transferred or exchanged) this       day of
                    ---                                             -----
           ,       ,  shares  of  Common  Stock  issued  therefor in the name of
-----------   -----
               ,  Warrant  No. W-      issued for      shares of Common Stock in
---------------                  -----            ----
the  name  of                 .
               ---------------

                                   EXHIBIT C-4
                            FORM OF SERIES C WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                          SERIES C WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          CHARYS HOLDING COMPANY, INC.

                            Expires December 4, 2011

No.:  W-C-06-__                                Number  of  Shares:  ____________
Date  of  Issuance:  December  4,  2006


     FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"),
                                                                       ------
hereby certifies that ___________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________ (__________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1.     Term.  The  term  of this Warrant shall commence on December 4, 2006
            ----
and shall expire at 5:00 p.m., Eastern Time, on December 4, 2011 (such period being the "Term").
             ----

     2.     Method  of  Exercise; Payment; Issuance of New Warrant; Transfer and
            --------------------------------------------------------------------
Exchange.
--------

     (a)     Time  of Exercise.  The purchase rights represented by this Warrant
             -----------------
may be exercised in whole or in part during the Term for such number of shares of Common Stock that have been exercised by the Holder pursuant to the Series J Warrant issued by the Issuer to the Holder pursuant to the Purchase Agreement.

     (b)     Method  of  Exercise.  The Holder hereof may exercise this Warrant,
             --------------------
in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant, if applicable.

     (c)     Cashless  Exercise.  Notwithstanding  any  provisions herein to the
             ------------------
contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, unless the registration statement is not effective as a result of the Issuer exercising its rights under Section 3(n) of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y - (A)(Y)
                  ------
                    B

Where     X =  the  number of shares of Common Stock to be issued to the Holder.

          Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

          A =  the Warrant Price.

          B =  the  Per  Share  Market  Value  of one share of Common Stock.

     (d)     Issuance  of  Stock  Certificates.  In the event of any exercise of
             ---------------------------------
this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery
                                                                        --------
Date")  or, at the request of the Holder (provided that a registration statement
----
under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account
                                                                   ---
on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after
  ----
such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

     (e)     Compensation  for  Buy-In on Failure to Timely Deliver Certificates
             -------------------------------------------------------------------
Upon  Exercise.  In addition to any other rights available to the Holder, if the
--------------
Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the
                                                              -------
Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     (f)     Transferability  of  Warrant.  Subject to Section 2(h) hereof, this
             ----------------------------
Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

     (g)     Continuing Rights of Holder.  The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the
--------
failure  shall not affect the continuing obligation of the Issuer to afford such
     -
rights  to  such  Holder.

     (h)     Compliance  with  Securities  Laws.
             -----------------------------------

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and the conditions set forth below shall have been satisfied. Such proposed transfer will not be effected until: (a) either
     (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities

     Act covering the Warrant Stock subject to such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective and continues to be effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall, upon the request of such Holder, cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement), if applicable.

     (i)     Accredited  Investor  Status.  In  no event may the Holder exercise
             ----------------------------
this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

     3.     Stock  Fully  Paid;  Reservation  and  Listing of Shares; Covenants.
            -------------------------------------------------------------------

     (a)     Stock  Fully  Paid.  The Issuer represents, warrants, covenants and
             ------------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer with respect to issuance (other than restrictions under federal and state securities laws). The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to provide for the exercise of this Warrant without regard to any limitations on exercise.

     (b)     Reservation.  If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its commercially reasonable efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. To the extent permissible under the applicable securities exchange or market rules on which the Common Stock is traded or quoted, if the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c)     Covenants.  The  Issuer  shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein and restrictions under federal and state securities laws) upon the exercise of this Warrant, and (iv) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d)     Loss,  Theft,  Destruction  of  Warrants.  Upon receipt of evidence
             ----------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     (e)     Payment  of Taxes.  The Issuer will pay any documentary stamp taxes
             -----------------
attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay
                 --------  -------
any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

     4.     Adjustment  of  Warrant  Price  and  Number  of Shares Issuable Upon
            --------------------------------------------------------------------
Exercise.  The  Warrant  Price  and the Warrant Share Number shall be subject to
--------
adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section  5.

     (a)     Recapitalization,  Reorganization, Reclassification, Consolidation,
             -------------------------------------------------------------------
Merger  or  Sale.
----------------

          (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge with
                               ----------------
     or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the Warrant Share Number of shares of Warrant Stock that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the Original Issue Date; provided, however, the Holder at its option may elect
                           --------  -------
     to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula. Immediately upon the occurrence of a Triggering Event, the Issuer shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Warrant Stock issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Holder's request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Stock and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(a)(i). Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

          (ii) In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event and has also elected not to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula pursuant to the provisions of Section 4(a)(i) above, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
     (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          (b)     Stock  Dividends,  Subdivisions  and  Combinations.  If at any
                  --------------------------------------------------
time  the  Issuer  shall:

               (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

     (c)     Certain  Other Distributions.  If at any time the Issuer shall make
             ----------------------------
or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

               (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

               (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

               (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and, upon the request of the Holder, supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

     (d)     Issuance  of  Additional  Shares  of  Common  Stock.
             ---------------------------------------------------

          (i)     For  a  period  of eighteen (18) months following the Original
Issue Date, in the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (A) the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the
                                                                    ----
          number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

               (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

          (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of
Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

     (e)     Issuance  of  Common  Stock  Equivalents.  For a period of eighteen
             ----------------------------------------
(18) months following the Original Issue Date, if at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the Warrant Share Number and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

     (f)     Other Provisions applicable to Adjustments under this Section.  The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the Warrant Share Number and the Warrant Price then in effect provided for in this
Section  4:

          (i)     Computation  of  Consideration.  To  the  extent  that  any
                  ------------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing war-rants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

          (ii)     When  Adjustments  to  Be  Made.  The adjustments required by
                   -------------------------------
this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the Warrant Share Number that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii)     Fractional  Interests.  In  computing adjustments under this
                    ---------------------
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

          (iv)     When  Adjustment  Not  Required.  If  the Issuer shall take a
                   -------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)     Form  of  Warrant after Adjustments.  The form of this Warrant need
             -----------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     (h)     Escrow  of  Warrant  Stock.  If  after  any  property  becomes
             --------------------------
distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or Warrant Share
            ----------------------
Number  shall  be  adjusted  pursuant  to Section 4 hereof (for purposes of this
Section  5,  each  an  "adjustment"), the Issuer shall cause its Chief Financial
                        ----------
Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm chosen by the Issuer and reasonably acceptable to the Holder, which firm shall deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute.
Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder.

     6.     Fractional  Shares.  No  fractional  shares of Warrant Stock will be
            ------------------
issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

     7.     Ownership Cap and Exercise Restriction.  Notwithstanding anything to
            ---------------------------------------
the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with
--------   -------
sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice")
                                                                 -------------
that  such  Holder  would like to waive this Section 7 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be
                                 --------  -------
of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     8.     Definitions.  For  the purposes of this Warrant, the following terms
            -----------
have  the  following  meanings:

          "Additional  Shares  of Common Stock" means all shares of Common Stock
           -----------------------------------
     issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except:
     (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans outstanding as they exist on the date of the Purchase Agreement, and (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Issuer.
           -----

          "Capital  Stock" means and includes (i) any and all shares, interests,
           --------------
     participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate  of Incorporation" means the Certificate of Incorporation
           -----------------------------
     of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Common  Stock" means the Common Stock, $0.001 par value per share, of
           -------------
     the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common  Stock  Equivalent" means any Convertible Security or warrant,
           -------------------------
     option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

          "Convertible  Securities"  means  evidences of Indebtedness, shares of
           -----------------------
     Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Governmental  Authority"  means  any  governmental,  regulatory  or
           -----------------------
     self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holders"  mean  the  Persons  who  shall  from  time  to time own any
           -------
     Warrant.  The  term  "Holder"  means  one  of  the  Holders.

          "Independent  Appraiser"  means  a  nationally  recognized  or  major
           ----------------------
     regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer"  means  Charys Holding Company, Inc., a Delaware corporation,
           ------
     and  its  successors.

          "Majority  Holders"  means  at  any  time  the  Holders  of  Warrants
           -----------------
     exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Original  Issue  Date"  means  December  4,  2006.
           ---------------------

          "OTC  Bulletin  Board"  means the over-the-counter electronic bulletin
           --------------------
     board.

          "Other  Common"  means  any  other  Capital Stock of the Issuer of any
           -------------
     class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "Outstanding  Common  Stock"  means,  at any given time, the aggregate
           --------------------------
     amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

          "Person"  means an individual, corporation, limited liability company,
           ------
     partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per  Share  Market  Value"  means on any particular date (a) the last
           -------------------------
     closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
     (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the "Pink Sheet" quotes for the applicable Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by
     --------   -------
     such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value
         --------  -------
     shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common

     Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Purchase  Agreement"  means  the  Note and Warrant Purchase Agreement
           -------------------
     dated  as  of  December  4,  2006,  among  the  Issuer  and the Purchasers.

          "Purchasers"  means  the  purchasers  of  the subordinated convertible
           ----------
     promissory notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

          "Securities"  means  any  debt  or  equity  securities  of the Issuer,
           ----------
     whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities  Act" means the Securities Act of 1933, as amended, or any
           ---------------
     similar  federal  statute  then  in  effect.

          "Subsidiary"  means  any corporation at least 50% of whose outstanding
           ----------
     Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Term"  has  the  meaning  specified  in  Section  1  hereof.
           ----

          "Trading  Day"  means (a) a day on which the Common Stock is traded on
           ------------
     the OTC Bulletin Board, or (b) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that
                                       --------  -------
     the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Voting  Stock"  means,  as  applied  to  the  Capital  Stock  of  any
           -------------
     corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "Warrants" means the Warrants issued and sold pursuant to the Purchase
           --------
     Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "Warrant  Price"  initially means $4.00, as such price may be adjusted
           --------------
     from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

          "Warrant  Share  Number"  means  at  any  time the aggregate number of
           ----------------------
     shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "Warrant  Stock"  means  Common  Stock  issuable  upon exercise of any
           --------------
     Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     9.     Other  Notices.  In  case  at  any  time:
            --------------

                        (A) the Issuer shall make any distributions to the holders of Common Stock; or

                        (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                        (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                        (D) there shall be any capital reorganization by the Issuer; or

                        (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                        (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the

Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     10.     Amendment  and  Waiver.  Any term, covenant, agreement or condition
             ----------------------
in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or
                                    --------  -------
waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

     11.     Governing Law; Jurisdiction.  This Warrant shall be governed by and
             ---------------------------
construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

     12.     Notices.  Any  notice,  demand,  request,  waiver  or  other
             -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer:             Charys Holding Company, Inc.
                              1117 Perimeter Center West, Suite N415
                              Atlanta, Georgia 30338
                              Attention: Chief Executive Officer
                              Tel. No.: (678) 443-2300

                              Fax  No.:  (678)  443-2320

with copies (which copies
shall not constitute notice)
to:                           Glast, Phillips & Murray, P.C.
                              815 Walker Street, Suite 1250
                              Houston, Texas 77002
                              Attention: Norman T. Reynolds, Esq.
                              Tel. No.: (713) 237-3135
                              Fax No.: (713) 237-3202

If to any Holder:             At  the  address  of  such  Holder  set  forth  on
                              Exhibit  A  to  this  Agreement,  with  copies  to
                              ----------
                              Holder's  counsel  as set forth on Exhibit A or as
                                                                 ---------
                              specified in writing by such Holder with copies to:

with copies (which copies
shall not constitute notice)
to:                           Kramer Levin Naftalis & Frankel LLP
                              1177  Avenue  of  the  Americas
                              New  York,  New  York  10036
                              Attention:  Christopher  S.  Auguste,  Esq.
                              Tel.  No.:  (212)  715-9100
                              Fax  No.:  (212)  715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

     13.     Warrant Agent.  The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14.     Remedies.  The  Issuer  stipulates  that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15.     Successors  and  Assigns.  This  Warrant  and  the rights evidenced
             ------------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16.     Modification  and Severability.  If, in any action before any court
             ------------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17.     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     18.     Registration Rights.  The Holder of this Warrant is entitled to the
             -------------------
benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Company and Persons listed on Schedule I thereto (the "Registration Rights Agreement")
                                                 -----------------------------
and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer has executed this Series C Warrant as of the day and year first above written.


                                   CHARYS  HOLDING  COMPANY,  INC.



                                   By: ------------------------------------
                                        Name:
                                        Title:

                                  EXERCISE FORM
                                SERIES C WARRANT

                          CHARYS HOLDING COMPANY, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Charys Holding Company, Inc. covered by the within Warrant.

Dated: _________________          Signature   ___________________________

                                  Address     _____________________

                                              _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.
The undersigned intends that payment of the Warrant Price shall be made as (check one):

          Cash Exercise_______

          Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

     X = Y - (A)(Y)
             ------
               B

Where:

The number of shares of Common Stock to be issued to the Holder __________________("X").

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

___________________________  ("Y").

The  Warrant  Price  ______________  ("A").

The Per Share Market Value of one share of Common Stock _______________________ ("B").


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________          Signature   ___________________________

                                  Address     _____________________

                                              _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________          Signature   ___________________________

                                  Address     _____________________

                                              _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT C-5
                            FORM OF SERIES D WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

                          SERIES D WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          CHARYS HOLDING COMPANY, INC.

                            Expires December 4, 2011

No.:  W-D-06-__                                Number  of  Shares:  ____________
Date  of  Issuance:  December  4,  2006


     FOR VALUE RECEIVED, the undersigned, Charys Holding Company, Inc., a Delaware corporation (together with its successors and assigns, the "Issuer"),
                                                                       ------
hereby certifies that ___________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________ (__________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1.     Term.  The  term  of this Warrant shall commence on December 4, 2006
            ----
and shall expire at 5:00 p.m., Eastern Time, on December 4, 2011 (such period being the "Term").
             ----

     2.     Method  of  Exercise; Payment; Issuance of New Warrant; Transfer and
            --------------------------------------------------------------------
Exchange.
--------

     (a)     Time  of Exercise.  The purchase rights represented by this Warrant
             -----------------
may be exercised in whole or in part during the Term for such number of shares of Common Stock that have been exercised by the Holder pursuant to the Series J Warrant issued by the Issuer to the Holder pursuant to the Purchase Agreement.

     (b)     Method  of  Exercise.  The Holder hereof may exercise this Warrant,
             --------------------
in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this Section 2, but only when a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant, if applicable.

     (c)     Cashless  Exercise.  Notwithstanding  any  provisions herein to the
             ------------------
contrary and commencing one (1) year following the Original Issue Date if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act providing for the resale of the Warrant Stock is not then in effect by the date such registration statement is required to be effective pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) or not effective at any time during the Effectiveness Period (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, unless the registration statement is not effective as a result of the Issuer exercising its rights under Section 3(n) of the Registration Rights Agreement, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y - (A)(Y)
                  ------
                    B

Where     X =     the number of shares of Common Stock to be issued to the
                  Holder.

          Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

          A =     the Warrant Price.

          B =     the  Per  Share  Market  Value  of  one share of Common Stock.

     (d)     Issuance  of  Stock  Certificates.  In the event of any exercise of
             ---------------------------------
this Warrant in accordance with and subject to the terms and conditions hereof, certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise (the "Delivery
                                                                        --------
Date")  or, at the request of the Holder (provided that a registration statement
----
under the Securities Act providing for the resale of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account
                                                                   ---
on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after
  ----
such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise. Notwithstanding the foregoing to the contrary, the Issuer or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on a holder's behalf via DWAC if such exercise is in connection with a sale and the Issuer and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Warrant, or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction, at such time that this Warrant is fully exercised. With respect to partial exercises of this Warrant, the Issuer shall keep written records of the number of shares of Warrant Stock exercised as of each date of exercise.

     (e)     Compensation  for  Buy-In on Failure to Timely Deliver Certificates
             -------------------------------------------------------------------
Upon  Exercise.  In addition to any other rights available to the Holder, if the
--------------
Issuer fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Stock pursuant to an exercise on or before the Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Stock which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the
                                                              -------
Issuer shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of shares of Warrant Stock that the Issuer was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of shares of Warrant Stock for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Issuer timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Issuer shall be required to pay the Holder $1,000. The Holder shall provide the Issuer written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Issuer. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

     (f)     Transferability  of  Warrant.  Subject to Section 2(h) hereof, this
             ----------------------------
Warrant may be transferred by a Holder, in whole or in part, without the consent of the Issuer. If transferred pursuant to this paragraph, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the number of shares of Warrant Stock issuable pursuant thereto.

     (g)     Continuing Rights of Holder.  The Issuer will, at the time of or at
             ---------------------------
any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such Holder shall fail to make any such request, the
--------
failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     (h)     Compliance  with  Securities  Laws.
             -----------------------------------

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE ISSUER SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The Issuer agrees to reissue this Warrant or certificates representing any of the Warrant Stock, without the legend set forth above if at such time, prior to making any transfer of any such securities, the Holder shall give written notice to the Issuer describing the manner and terms of such transfer and the conditions set forth below shall have been satisfied. Such proposed transfer will not be effected until: (a) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that the registration of such securities under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities

     Act covering the Warrant Stock subject to such proposed disposition has been filed by the Issuer with the Securities and Exchange Commission and has become effective and continues to be effective under the Securities Act, (iii) the Issuer has received other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the Holder provides the Issuer with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act; and (b) either (i) the Issuer has received an opinion of counsel reasonably satisfactory to the Issuer, to the effect that registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected or a valid exemption exists with respect thereto. The Issuer will respond to any such notice from a holder within three (3) Trading Days. In the case of any proposed transfer under this Section 2(h), the Issuer will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or "blue sky" laws of any state for which registration by coordination is unavailable to the Issuer. The restrictions on transfer contained in this Section 2(h) shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Warrant. Whenever a certificate representing the Warrant Stock is required to be issued to a the Holder without a legend, in lieu of delivering physical certificates representing the Warrant Stock, the Issuer shall, upon the request of such Holder, cause its transfer agent to electronically transmit the Warrant Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its DWAC system (to the extent not inconsistent with any provisions of this Warrant or the Purchase Agreement), if applicable.

     (i)     Accredited  Investor  Status.  In  no event may the Holder exercise
             ----------------------------
this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

     3.     Stock  Fully  Paid;  Reservation  and  Listing of Shares; Covenants.
            -------------------------------------------------------------------

     (a)     Stock  Fully  Paid.  The Issuer represents, warrants, covenants and
             ------------------
agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through the Issuer with respect to issuance (other than restrictions under federal and state securities laws). The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issuance upon exercise of this Warrant a sufficient number of authorized but unissued shares of Common Stock to provide for the exercise of this Warrant without regard to any limitations on exercise.

     (b)     Reservation.  If any shares of Common Stock required to be reserved
             -----------
for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any Governmental Authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its commercially reasonable efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. To the extent permissible under the applicable securities exchange or market rules on which the Common Stock is traded or quoted, if the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, and maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c)     Covenants.  The  Issuer  shall not by any action including, without
             ---------
limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein and restrictions under federal and state securities laws) upon the exercise of this Warrant, and (iv) use its commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d)     Loss,  Theft,  Destruction  of  Warrants.  Upon receipt of evidence
             ----------------------------------------
satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     (e)     Payment  of Taxes.  The Issuer will pay any documentary stamp taxes
             -----------------
attributable to the initial issuance of the Warrant Stock issuable upon exercise of this Warrant; provided, however, that the Issuer shall not be required to pay
                 --------  -------
any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates representing Warrant Stock in a name other than that of the Holder in respect to which such shares are issued.

     4.     Adjustment  of  Warrant  Price  and  Number  of Shares Issuable Upon
            --------------------------------------------------------------------
Exercise.  The  Warrant  Price  and the Warrant Share Number shall be subject to
--------
adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth in
Section  5.

     (a)     Recapitalization,  Reorganization, Reclassification, Consolidation,
             -------------------------------------------------------------------
Merger  or  Sale.
----------------

          (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "Triggering Event"): (a) consolidate or merge
                                 -----------------
     with or into any other Person and the Issuer shall not be the continuing or surviving corporation of such consolidation or merger, or (b) permit any other Person to consolidate with or merge into the Issuer and the Issuer shall be the continuing or surviving Person but, in connection with such consolidation or merger, any Capital Stock of the Issuer shall be changed into or exchanged for Securities of any other Person or cash or any other property, or (c) transfer all or substantially all of its properties or assets to any other Person, or (d) effect a capital reorganization or reclassification of its Capital Stock, then, and in the case of each such Triggering Event, proper provision shall be made to the Warrant Price and the Warrant Share Number of shares of Warrant Stock that may be purchased upon exercise of this Warrant so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price as adjusted to take into account the consummation of such Triggering Event, in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the Securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto (including the right of a shareholder to elect the type of consideration it will receive upon a Triggering Event), subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4, and the Warrant Price shall be adjusted to equal the product of (A) the closing price of the common stock of the continuing or surviving corporation as a result of such Triggering Event as of the date immediately preceding the date of the consummation of such Triggering Event multiplied by (B) the quotient of (i) the Warrant Price divided by (ii) the Per Share Market Value of the Common Stock as of the date immediately preceding the Original Issue Date; provided, however, the Holder at its option may elect
                           --------  -------
     to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula. Immediately upon the occurrence of a Triggering Event, the Issuer shall notify the Holder in writing of such Triggering Event and provide the calculations in determining the number of shares of Warrant Stock issuable upon exercise of the new warrant and the adjusted Warrant Price. Upon the Holder's request, the continuing or surviving corporation as a result of such Triggering Event shall issue to the Holder a new warrant of like tenor evidencing the right to purchase the adjusted number of shares of Warrant Stock and the adjusted Warrant Price pursuant to the terms and provisions of this Section 4(a)(i). Notwithstanding the foregoing to the contrary, this Section 4(a)(i) shall only apply if the surviving entity pursuant to any such Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board. In the event that the surviving entity pursuant to any such Triggering Event is not a public company that is registered pursuant to the Securities Exchange Act of 1934, as amended, or its common stock is not listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, then the Holder shall have the right to demand that the Issuer pay to the Holder an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula.

          (ii) In the event that the Holder has elected not to exercise this Warrant prior to the consummation of a Triggering Event and has also elected not to receive an amount in cash equal to the value of this Warrant calculated in accordance with the Black-Scholes formula pursuant to the provisions of Section 4(a)(i) above, so long as the surviving entity pursuant to any Triggering Event is a company that has a class of equity securities registered pursuant to the Securities Exchange Act of 1934, as amended, and its common stock is listed or quoted on a national securities exchange, national automated quotation system or the OTC Bulletin Board, the surviving entity and/or each Person (other than the Issuer) which may be required to deliver any Securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
     (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such Securities, cash or property as, in accordance with the foregoing provisions of this subsection (a), such Holder shall be entitled to receive, and the surviving entity and/or each such Person shall have similarly delivered to such Holder an opinion of counsel for the surviving entity and/or each such Person, which counsel shall be reasonably satisfactory to such Holder, or in the alternative, a written acknowledgement executed by the President or Chief Financial Officer of the Issuer, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the Securities, cash or property which the surviving entity and/or each such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          (b)     Stock  Dividends,  Subdivisions  and  Combinations.  If at any
                  --------------------------------------------------
time  the  Issuer  shall:

                    (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

                    (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                    (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

     (c)     Certain  Other Distributions.  If at any time the Issuer shall make
             ----------------------------
or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive any divi-dend or other distribution of:

                    (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

                    (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

                    (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board and, upon the request of the Holder, supported by an opinion from an investment banking firm mutually agreed upon by the Issuer and the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

     (d)     Issuance  of  Additional  Shares  of  Common  Stock.
             ---------------------------------------------------

          (i)     For  a  period  of eighteen (18) months following the Original
Issue Date, in the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (A) the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock plus (y) the
                                                                    ----
          number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

               (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

          (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of
Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

     (e)     Issuance  of  Common  Stock  Equivalents.  For a period of eighteen
             ----------------------------------------
(18) months following the Original Issue Date, if at any time the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Issuer is the surviving corporation) issue or sell, any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Warrant Price in effect immediately prior to the time of such issue or sale, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the Warrant Price in effect at the time of such amendment or adjustment, then the Warrant Price then in effect shall be adjusted as provided in Section 4(d). No further adjustments of the Warrant Share Number and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

     (f)     Other Provisions applicable to Adjustments under this Section.  The
             -------------------------------------------------------------
following provisions shall be applicable to the making of adjustments of the Warrant Share Number and the Warrant Price then in effect provided for in this
Section  4:

          (i)     Computation  of  Consideration.  To  the  extent  that  any
                  ------------------------------
Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing war-rants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(f)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

          (ii)     When  Adjustments  to  Be  Made.  The adjustments required by
                   -------------------------------
this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the Warrant Share Number that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii)     Fractional  Interests.  In computing  adjustments under this
                    ---------------------
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

          (iv)     When  Adjustment  Not  Required.  If  the Issuer shall take a
                   -------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (g)     Form  of  Warrant after Adjustments.  The form of this Warrant need
             -----------------------------------
not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     (h)     Escrow  of  Warrant  Stock.  If  after  any  property  becomes
             --------------------------
distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5.     Notice  of Adjustments.  Whenever the Warrant Price or Warrant Share
            ----------------------
Number  shall  be  adjusted  pursuant  to Section 4 hereof (for purposes of this
Section  5,  each  an  "adjustment"), the Issuer shall cause its Chief Financial
                        ----------
Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to a national or regional accounting firm chosen by the Issuer and reasonably acceptable to the Holder, which firm shall deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute.
Such opinion shall be final and binding on the parties hereto. The costs and expenses of the initial accounting firm shall be paid equally by the Issuer and the Holder.

     6.     Fractional  Shares.  No  fractional  shares of Warrant Stock will be
            ------------------
issued in connection with any exercise hereof, but in lieu of such fractional shares, the Issuer shall round the number of shares to be issued upon exercise up to the nearest whole number of shares.

     7.     Ownership Cap and Exercise Restriction.  Notwithstanding anything to
            ---------------------------------------
the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.9% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Warrant providing the Issuer with
--------   -------
sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice")
                                                                 -------------
that  such  Holder  would like to waive this Section 7 with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7 will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be
                                 --------  -------
of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

     8.     Definitions.  For  the purposes of this Warrant, the following terms
            -----------
have  the  following  meanings:

          "Additional  Shares  of Common Stock" means all shares of Common Stock
           -----------------------------------
     issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except: (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (ii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of the Purchase Agreement or issued pursuant to the Purchase Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Holders), (iii) the Warrant Stock, (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Issuer's stock option plans and employee stock purchase plans outstanding as they exist on the date of the Purchase Agreement, and (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Purchase Agreement.

          "Board"  shall  mean  the  Board  of  Directors  of  the  Issuer.
           -----

          "Capital  Stock" means and includes (i) any and all shares, interests,
           --------------
     participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "Certificate  of Incorporation" means the Certificate of Incorporation
           -----------------------------
     of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "Common  Stock" means the Common Stock, $0.001 par value per share, of
           -------------
     the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "Common  Stock  Equivalent" means any Convertible Security or warrant,
           -------------------------
     option  or  other  right  to  subscribe  for  or  purchase  any  Additional
     Shares  of  Common  Stock  or  any  Convertible  Security.

          "Convertible  Securities"  means  evidences of Indebtedness, shares of
           -----------------------
     Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "Governmental  Authority"  means  any  governmental,  regulatory  or
           -----------------------
     self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "Holders"  mean  the  Persons  who  shall  from  time  to time own any
           -------
     Warrant.  The  term  "Holder"  means  one  of  the  Holders.

          "Independent  Appraiser"  means  a  nationally  recognized  or  major
           ----------------------
     regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "Issuer"  means  Charys Holding Company, Inc., a Delaware corporation,
           ------
     and  its  successors.

          "Majority  Holders"  means  at  any  time  the  Holders  of  Warrants
           -----------------
     exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "Original  Issue  Date"  means  December  4,  2006.
           ---------------------

          "OTC  Bulletin  Board"  means the over-the-counter electronic bulletin
           --------------------
     board.

          "Other  Common"  means  any  other  Capital Stock of the Issuer of any
           -------------
     class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "Outstanding  Common  Stock"  means,  at any given time, the aggregate
           --------------------------
     amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

          "Person"  means an individual, corporation, limited liability company,
           ------
     partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "Per  Share  Market  Value"  means on any particular date (a) the last
           -------------------------
     closing bid price per share of the Common Stock on such date on the OTC Bulletin Board or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the OTC Bulletin Board or any registered national stock exchange, the last closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or
     (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the "Pink Sheet" quotes for the applicable Trading Days preceding such date of determination, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; provided, however, that the Issuer, after receipt of the determination by
     --------   -------
     such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value
         --------  -------
     shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common

     Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "Purchase  Agreement"  means  the  Note and Warrant Purchase Agreement
           -------------------
     dated  as  of  December  4,  2006,  among  the  Issuer  and the Purchasers.

          "Purchasers"  means  the  purchasers  of  the subordinated convertible
           ----------
     promissory notes and the Warrants issued by the Issuer pursuant to the Purchase Agreement.

          "Securities"  means  any  debt  or  equity  securities  of the Issuer,
           ----------
     whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "Securities  Act" means the Securities Act of 1933, as amended, or any
           ---------------
     similar  federal  statute  then  in  effect.

          "Subsidiary"  means  any corporation at least 50% of whose outstanding
           ----------
     Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "Term"  has  the  meaning  specified  in  Section  1  hereof.
           ----

          "Trading  Day"  means (a) a day on which the Common Stock is traded on
           ------------
     the  OTC  Bulletin  Board,  or  (b)  if  the  Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that
                                       --------  -------
     the Common Stock is not listed or quoted as set forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "Voting  Stock"  means,  as  applied  to  the  Capital  Stock  of  any
           -------------
     corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "Warrants" means the Warrants issued and sold pursuant to the Purchase
           --------
     Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "Warrant  Price"  initially means $5.00, as such price may be adjusted
           --------------
     from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

          "Warrant  Share  Number"  means  at  any  time the aggregate number of
           ----------------------
     shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "Warrant  Stock"  means  Common  Stock  issuable  upon exercise of any
           --------------
     Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     9.     Other  Notices.  In  case  at  any  time:
            --------------

                         (A) the Issuer shall make any distributions to the holders of Common Stock; or

                         (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                         (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                         (D) there shall be any capital reorganization by the Issuer; or

                         (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                         (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the action in question and not less than ten (10) days prior to the record date or the date on which the

Issuer's transfer books are closed in respect thereto. This Warrant entitles the Holder to receive copies of all financial and other information distributed or required to be distributed to the holders of the Common Stock.

     10.     Amendment  and  Waiver.  Any term, covenant, agreement or condition
             ----------------------
in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; provided, however, that no such amendment or
                                    --------  -------
waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Warrant unless the same consideration is also offered to all holders of the Warrants.

     11.     Governing Law; Jurisdiction.  This Warrant shall be governed by and
             ---------------------------
construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Warrant shall not be interpreted or construed with any presumption against the party causing this Warrant to be drafted. The Issuer and the Holder agree that venue for any dispute arising under this Warrant will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Issuer and the Holder irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Issuer and the Holder consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 11 shall affect or limit any right to serve process in any other manner permitted by law. The Issuer and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Warrant or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

     12.     Notices.  Any  notice,  demand,  request,  waiver  or  other
             -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Issuer:          Charys Holding Company, Inc.
                           1117 Perimeter Center West, Suite N415
                           Atlanta, Georgia 30338
                           Attention: Chief Executive Officer
                           Tel. No.: (678) 443-2300
                           Fax  No.:  (678)  443-2320
with copies (which
copies shall not
constitute notice) to:     Glast, Phillips & Murray, P.C.
                           815 Walker Street, Suite 1250
                           Houston, Texas 77002
                           Attention: Norman T. Reynolds, Esq.
                           Tel. No.: (713) 237-3135
                           Fax No.: (713) 237-3202

If  to  any Holder:        At the address of such Holder set forth on Exhibit A
                                                                      ---------
                           to this Agreement,  with copies to  Holder's counsel
                           as set forth on Exhibit A or as specified in writing
                                           ---------
                           by  such  Holder  with  copies  to:

with copies (which
copies shall not
constitute notice) to:     Kramer Levin Naftalis & Frankel LLP
                           1177 Avenue of the Americas
                           New York,  New  York 10036
                           Attention: Christopher S. Auguste, Esq.
                           Tel. No.: (212) 715-9100
                           Fax No.: (212) 715-8000

     Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

     13.     Warrant Agent.  The Issuer may, by written notice to each Holder of
             -------------
this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14.     Remedies.  The  Issuer  stipulates  that the remedies at law of the
             --------
Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15.     Successors  and  Assigns.  This  Warrant  and  the rights evidenced
             ------------------------
hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16.     Modification  and Severability.  If, in any action before any court
             ------------------------------
or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17.     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     18.     Registration Rights.  The Holder of this Warrant is entitled to the
             -------------------
benefit of certain registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant pursuant to that certain Registration Rights Agreement, of even date herewith, by and among the Company and Persons listed on Schedule I thereto (the "Registration Rights Agreement")
                                                 -----------------------------
and the registration rights with respect to the shares of Warrant Stock issuable upon the exercise of this Warrant by any subsequent Holder may only be assigned in accordance with the terms and provisions of the Registrations Rights Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Issuer has executed this Series D Warrant as of the day and year first above written.


                                        CHARYS  HOLDING  COMPANY,  INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                  EXERCISE FORM
                                SERIES D WARRANT

                          CHARYS HOLDING COMPANY, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Charys Holding Company, Inc. covered by the within Warrant.

Dated: _________________          Signature   ___________________________

                                  Address     _____________________
                                              _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

          Cash Exercise_______

          Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.
If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is ____________.

     X = Y - (A)(Y)
             ------
                B

Where:

The number of shares of Common Stock to be issued to the Holder __________________("X").

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised

___________________________  ("Y").

The  Warrant  Price  ______________  ("A").

The Per Share Market Value of one share of Common Stock _______________________ ("B").


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                    EXHIBIT D
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

          This  Registration  Rights  Agreement  (this  "Agreement") is made and
                                                         ---------
entered into as of December 4, 2006, by and among Charys Holding Company, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule I
                              -------                                 ----------
hereto  (the  "Purchasers").
               ----------

          This Agreement is being entered into pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").
                   -------------------

          The Company and the Purchasers hereby agree as follows:

     1.   Definitions.
          -----------

          Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" shall have meaning set forth in Section 3(m).
           ------

          "Affiliate"  means,  with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                        -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                      ----------     -----------       ----------
correlative  to  the  foregoing.

          "Board" shall have meaning set forth in Section 3(n).
           -----

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

          "Closing  Date" means the date of the closing of the purchase and sale
           -------------
of the Notes and the Warrants pursuant to the Purchase Agreement.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common  Stock" means the Company's Common Stock, par value $0.001 per
           -------------
share.

          "Effectiveness  Date" means with respect to the Registration Statement
           -------------------
the earlier of (A) the one hundred twentieth (120th) day following the Closing Date (or in the event the Registration Statement receives a "full review" by the Commission, the one hundred fiftieth (150th) day following the Closing Date) or
(B) the date which is within three (3) Business Days after the date on which the Commission informs the Company (i) that the Commission will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement and the Company makes such request; provided that, if the Effectiveness Date falls on a Saturday, Sunday or any
--------  ----
other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Effectiveness Date shall be the following Business Day.

          "Effectiveness  Period" shall have the meaning set forth in Section 2.
           ---------------------

          "Event"  shall  have  the  meaning  set  forth  in  Section  7(e).
           -----

          "Event Date" shall have the meaning set forth in Section 7(e).
           ----------

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended.
           -------------

          "Filing  Date"  means  the  thirtieth (30th) day following the Closing
           ------------
Date; provided that, if the Filing Date falls on a Saturday, Sunday or any other
      -------- ----
day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------      -------
from time to time of Registrable Securities who agrees in writing to be bound by the terms of this Agreement pursuant to Section 7(i) hereof.

          "Indemnified  Party" shall have the meaning set forth in Section 5(c).
           ------------------

          "Indemnifying Party" shall have the meaning set forth in Section 5(c).
           ------------------

          "Losses" shall have the meaning set forth in Section 5(a).
           ------

          "Person"  means  an  individual  or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus"  means  the  prospectus  included  in  the  Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registrable  Securities means (i) the shares of Common Stock issuable
           -----------------------
upon conversion of the Notes and (ii) the shares of Common Stock issuable upon exercise of the Warrants.

          "Registration  Statement"  means  the  registration statements and any
           -----------------------
additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

          "Rule  144"  means  Rule 144 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule  158"  means  Rule 158 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule  415"  means  Rule 415 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule  424"  means  Rule 424 promulgated by the Commission pursuant to
           ---------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Securities  Act"  means  the  Securities  Act  of  1933,  as amended.
           ---------------

          "Special Counsel" means Kramer Levin Naftalis & Frankel LLP, for which
           ---------------
the  Holders  will  be  reimbursed  by  the  Company  pursuant  to  Section  4.

          "Warrants"  means  the  warrants  to  purchase  shares of Common Stock
           --------
issued  to  the  Purchasers  pursuant  to  the  Purchase  Agreement.

     2.     Resale  Registration.  On  or  prior to the Filing Date, the Company
            --------------------
shall  prepare  and  file  with the Commission a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith and with the Securities Act and the rules promulgated thereunder). Such Registration Statement shall cover to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Company shall (i) not permit any securities other than the Registrable Securities and the securities listed on Schedule II hereto to be included in the Registration
                           -----------
Statement and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (y) the date when all Registrable Securities covered by such Registration Statement have been sold by the
Purchasers or (z) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company's transfer agent (the "Effectiveness Period"). The Company shall request that the
                      --------------------
effective time of the Registration Statement be 4:00 p.m. Eastern Time on the effective date. If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of shares of Common Stock into which the Notes are convertible and the Warrants are exercisable exceeds the number of shares of Registrable Securities remaining under the Registration Statement, the Company shall have twenty (20) Business Days to file such additional Registration Statement, and the Company shall use its best efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as reasonably possible, but in no event later  than  sixty  (60)  days  after  filing.  Notwithstanding  anything to the contrary  set  forth  in  this  Section  2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement, the Company shall register in the Registration Statement such number of Registrable Securities as is permitted by the Commission, provided, however, that the number of Registrable Securities to be included in
--------   -------
such Registration Statement or any subsequent registration statement shall be determined in the following order: (i) first, the shares of Common Stock issuable upon conversion of the Notes shall be registered on a pro rata basis among the holders of the Notes, and (ii) second, the shares of Common Stock issuable upon exercise of the Warrants shall be registered on a pro rata basis among the holders of the Warrants. In the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement, the Company shall use its best efforts to register the Registrable Securities, subject to the foregoing sentence, that were not registered in the Registration Statement as promptly as possible and in a manner permitted by the Commission, whether by filing a subsequent registration statement, providing demand registration rights, or otherwise.

     3.     Registration  Procedures.
            -------------------------

          In connection with the Company's registration obligations hereunder, the Company shall:

          (a)     Prepare  and  file  with  the  Commission,  on or prior to the
Filing Date, a Registration Statement on Form SB-2 (or if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2 such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder) in accordance with the plan of distribution as set forth on Exhibit A hereto and in accordance with
                                         ---------
applicable law, regulations and Commission policies, and cause the Registration Statement to become effective and remain effective as provided herein; provided,
                                                                       --------
however,  that  not  less than five (5) Business Days prior to the filing of the
-------
Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Holders and any Special Counsel, copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of such Holders and such Special Counsel, and
(ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Special Counsel, to conduct a reasonable review of such documents. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as necessary in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible, but in no event later than ten (10) Business Days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; (iv) file the final prospectus pursuant to Rule 424 of the Securities Act no later than 9:00 a.m. Eastern Time on the Business Day following the date the Registration Statement is declared effective by the Commission; and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities and any Special Counsel as promptly as possible (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing, and in the case of (iii) below, on the same day of receipt by the Company of such notice from the Commission) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation or threatening of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

          (e) If requested by the Holders having a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification from such Holders of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

          (f) If requested by any Holder in writing, furnish to such Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) within three (3) Business Days of the Company's receipt of such request.

          (g) Deliver to each Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and subject to the provisions of Sections 3(m) and 3(n), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use commercially reasonable best efforts to register or qualify or reasonably cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify
            --------  -------
generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates, to the extent permitted by the Purchase Agreement, Notes, Warrants and applicable federal and state securities laws, shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Holder may request in connection with any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(vi) hereof, as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (k) Use its best efforts to cause all Registrable Securities relating to the Registration Statement to be listed or quoted on the OTC Bulletin Board or any other securities exchange, quotation system or market, if any, on which similar securities issued by the Company are then listed or traded as and when required pursuant to the Purchase Agreement.

          (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders all documents filed or required to be filed with the Commission, including, but not limited, to, earning statements satisfying the provisions of
Section 11(a) of the Securities Act and Rule 158 not later than 90 days after the end of any 12-month period if such period is a fiscal year commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

          (m) The Company may, at its option, require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may, at its option, exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal or applicable state law then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that it will not sell any Registrable Securities under the Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that the Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section  3(c).

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the
 ------

Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          (n) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") determines not to
                                                       -----
be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company's best interest to disclose, or (iii) the Company is required to file a post-effective amendment to the Registration Statement to incorporate the Company's quarterly and annual reports and audited financial statements on Forms 10-QSB and 10-KSB, then the Company may (y) postpone or suspend filing of a registration statement for a period not to exceed thirty (30) consecutive days or (z) postpone or suspend effectiveness of a registration statement for a period not to exceed thirty (30) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section 3(n) for more than sixty (60) days in the aggregate during any three hundred sixty (360) day period; provided,
                                                                       --------
however, that no such postponement or suspension shall be permitted for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions.

     4.     Registration  Expenses.
            ----------------------

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in this Section 4, shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, if any (B) with respect to filing fees required to be paid to the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders, in the case of the Special Counsel, up to a maximum amount of $7,500, (v) Securities Act liability insurance, if the Company, at its option, elects to obtain such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall not be responsible for any discounts, commissions, transfer taxes or other similar fees incurred by the Holders in connection with the sale of the Registrable Securities.

     5.     Indemnification.
            ---------------

          (a)     Indemnification  by  the  Company.  The  Company  shall,
                  ---------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, managers, partners, members, shareholders, agents, brokers, investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses") , as incurred,
                                                         ------
arising out of or relating to any violation of securities laws by the Company or untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party furnished in writing to the Company by such Holder expressly for use therein. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)     Indemnification  by Holders.  Each Holder shall, severally and
                  ---------------------------
not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnifying Party to the Company specifically for inclusion in the Registration Statement or such Prospectus. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to a Registration Statement.

          (c)     Conduct  of  Indemnification  Proceedings.  If  any Proceeding
                  -----------------------------------------
shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the
      ------------------
Person  from  whom indemnity is sought (the "Indemnifying Party) in writing, and
                                             ------------------
the Indemnifying Party shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such parties shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is a party and indemnity has been sought hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnified Party shall reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d)     Contribution.  If  a  claim  for indemnification under Section
                  ------------
5(a) or 5(b) is due but unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce Section 5(a) or 5(b) in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other from the offering of the Notes and the Warrants. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault, as applicable, of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder's Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties pursuant to the law.

     6.     Rule  144.
            ---------

          As long as any Holder owns Notes, Warrants or Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as any Holder owns Notes, Warrants or Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Conversion Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

     7.     Miscellaneous.
            -------------

          (a)     Remedies.  In  the  event  of  a breach by the Company or by a
                  --------
Holder, of any of their obligations under this Agreement, such Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)     No  Inconsistent  Agreements.  Neither  the Company nor any of
                  ----------------------------
its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule
                                                                        --------
2.1(c)  of the Purchase Agreement or Schedule II hereto, neither the Company nor
------                               -----------
any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

          (c)     No Piggyback on Registrations.  Neither the Company nor any of
                  -----------------------------
its security holders (other than the Holders in such capacity pursuant hereto or as disclosed in Schedule 2.1(c) of the Purchase Agreement or Schedule II hereto)
                ---------------                              -----------
may include securities of the Company in the Registration Statement, and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders, unless the right so granted is subject in all respects to the prior rights in full of the Holders set forth herein, and is not otherwise in conflict with the provisions of this Agreement.

          (d)     Piggy-Back  Registrations.  For  a  period  of thirty-six (36)
                  -------------------------
months following the Closing Date, if there is not an effective Registration Statement covering (i) Conversion Shares or (ii) Warrant Shares, and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition  of  any  entity  or  business
or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within thirty (30) days after receipt of such notice, or within such shorter period of time as may be specified by the Company in such written notice as may be necessary for the Company to comply with its obligations with respect to the timing of the filing of such registration statement, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with
Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(d) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not
                                   --------  -------
be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable
Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered
                         --------  -------
for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

          (e)     Failure  to File Registration Statement and Other Events.  The
                  --------------------------------------------------------
Company and the Purchasers agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Registration Statement is not filed on or prior to the Filing Date, or (B) the Registration Statement is not declared effective by the Commission on or prior to the

Effectiveness Date, or (C) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within three (3) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (D) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time prior to the expiration of the Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (E) the Company has breached
Section 3(n) hereof, or (F) trading in the Common Stock shall be suspended or if the Common Stock is no longer quoted on or delisted from the OTC Bulletin Board (or other principal exchange on which the Common Stock is traded) for any reason for more than three (3) Business Days in the aggregate (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (B)
                                 -----
the date on which such Event occurs, or for purposes of clause (C) the date on which such three (3) Business Day period is exceeded, or for purposes of clause
(D) after more than fifteen (15) Business Days, or for purposes of clause (F) the date on which such three (3) Business Day period is exceeded, being referred to as "Event Date"), the Company shall pay an amount in cash as liquidated
         -----------
damages to each Holder equal to two percent (2%) of the amount of the Holder's initial investment in the Notes for each calendar month or portion thereof thereafter from the Event Date until the applicable Event is cured; provided,
                                                                       --------
however,  that in no event shall the amount of liquidated damages payable at any
-------
time and from time to time to any Holder pursuant to this Section 7(e) exceed an aggregate of sixteen percent (16%) of the amount of the Holder's initial investment in the Notes. Notwithstanding anything to the contrary in this paragraph (e), if (a) any of the Events described in clauses (A), (B), (C), (D) or (F) shall have occurred, (b) on or prior to the applicable Event Date, the Company shall have exercised its rights under Section 3(n) hereof and (c) the postponement or suspension permitted pursuant to such Section 3(n) shall remain effective as of such applicable Event Date, then the applicable Event Date shall be deemed instead to occur on the second Business Day following the termination of such postponement or suspension. Liquidated damages payable by the Company pursuant to this Section 7(d) shall be payable on the first (1st) Business Day of each thirty (30) day period following the Event Date. Notwithstanding anything to the contrary contained herein, in no event shall any liquidated damages be payable with respect to the Warrants or the Warrant Shares.

          (f)     Amendments  and  Waivers.  The  provisions  of this Agreement,
                  ------------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of seventy-five percent (75%) of the Registrable Securities outstanding.

          (g) Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery, telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

          If to the Company:            Charys Holding Company, Inc.
                                        1117 Perimeter Center West, Suite N415
                                        Atlanta, Georgia 30338
                                        Attention: Chief Executive Officer
                                        Tel. No.: (678) 443--2300
                                        Fax  No.: (678) 443-2320

          with copies (which            Glast, Phillips & Murray, P.C.
          shall not constitute          815 Walker Street, Suite 1250
          notice) to:                   Houston, Texas 77002
                                        Attention: Norman T. Reynolds, Esq.
                                        Tel. No.: (713) 237-3135
                                        Fax  No.: (713) 237-3202

          If to any Purchaser:          At the address of such Purchaser set
                                        forth on Exhibit A to this Agreement,
                                                 ---------
                                        with copies to Purchaser's counsel as
                                        set forth on Exhibit A or as specified
                                                     ---------
                                        in writing by such:

          with  copies (which           Kramer Levin Naftalis & Frankel  LLP
          shall not constitute          1177 Avenue of the Americas
          notice) to:                   New York, New York 10036
                                        Attention:  Christopher S. Auguste, Esq.
                                        Tel No.: (212) 715-9100
                                        Fax No.: (212) 715-8000

          Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

          (h)     Successors  and Assigns.  This Agreement shall be binding upon
                  -----------------------
and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (i)     Assignment  of Registration Rights.  The rights of each Holder
                  ----------------------------------
hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Person of all or a portion of the Notes or the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

          (j)     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (k)     Governing Law; Jurisdiction.  This Agreement shall be governed
                  ---------------------------
by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted. The Company and the Holders agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in New York County, New York, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that New York is not the proper venue. The Company and the Holders irrevocably consent to personal jurisdiction in the state and federal courts of the state of New York. The Company and the Holders consent to process being served in any such suit, action or proceeding by delivering a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(k) shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

          (l)     Cumulative  Remedies.  The  remedies  provided  herein  are
                  --------------------
cumulative and not exclusive of any remedies provided by law.

          (m)     Severability.  If any term, provision, covenant or restriction
                  ------------
of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (n)     Headings.  The  headings  herein  are for convenience only, do
                  --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          (o)     Shares  Held  by  the Company and its Affiliates. Whenever the
                  ------------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (p)     Independent  Nature  of  Purchasers.  The Company acknowledges
                  -----------------------------------
that the obligations of each Purchaser under the Transaction Documents are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Transaction Documents. The Company acknowledges that the decision of each Purchaser to purchase Securities pursuant to the Purchase Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto (including, but not limited to, the (i) inclusion of a Purchaser in the Registration Statement and (ii) review by, and consent to, such Registration Statement by a Purchaser) shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that for reasons of administrative convenience only, the Transaction Documents have been prepared by counsel for one of the Purchasers and such counsel does not represent all of the Purchasers. The Company acknowledges that it has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers. The Company acknowledges that such procedure with respect to the

Transaction Documents in no way creates a presumption that the Purchasers are in any way acting in concert or as a group with respect to the Transaction Documents or the transactions contemplated hereby or thereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        PURCHASER:


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                   Schedule I
                                   ----------
                                   Purchasers
                                   ----------

                               LIST OF PURCHASERS

Vision Opportunity Master Fund, Ltd.    $10,000,000
Fort Mason Master, L.P.                 $ 3,286,850
Fort Mason Partners, L.P.               $   213,150
Opal Limited                            $   450,000

                                   Schedule II
                                   -----------
          Other Securities to be Included on the Registration Statement
          -------------------------------------------------------------

See the Company's Registration Statement on Form SB-2 of October 2006 filed with the Securities and Exchange Commission.

                                    Exhibit A
                                    ---------
                              Plan of Distribution
                              --------------------


     The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling security holders may use any one or more of the following methods when disposing of shares:

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -    privately  negotiated  transactions;

     - to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Commission;

     - broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

     -    a combination of any of these methods of sale; and

     -    any other method permitted pursuant to applicable law.

     The shares may also be sold under Rule 144 under the Securities Act of 1933, as amended ("Securities Act"), if available, rather than under this prospectus. The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.

     The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements. If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.

     Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.

     If sales of shares offered under this prospectus are made to broker-dealers as principals, we would be required to file a post-effective amendment to the registration statement of which this prospectus is a part. In the post-effective amendment, we would be required to disclose the names of any participating broker-dealers and the compensation arrangements relating to such sales.

     The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be "underwriters" within the meaning of the Securities Act in connection with these sales. Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.

     The selling security holders and any other persons participating in the sale or distribution of the shares offered under this prospectus will be subject to applicable provisions of the Exchange Act, and the rules and regulations under that act, including Regulation M. These provisions may restrict activities of, and limit the timing of purchases and sales of any of the shares by, the selling security holders or any other person. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. All of these limitations may affect the marketability of the shares.

     If any of the shares of common stock offered for sale pursuant to this prospectus are transferred other than pursuant to a sale under this prospectus, then subsequent holders could not use this prospectus until a post-effective amendment or prospectus supplement is filed, naming such holders. We offer no assurance as to whether any of the selling security holders will sell all or any portion of the shares offered under this prospectus.

     We have agreed to pay all fees and expenses we incur incident to the registration of the shares being offered under this prospectus. However, each selling security holder and purchaser is responsible for paying any discounts, commissions and similar selling expenses they incur.

     We and the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.

                                    EXHIBIT E
                            FORM OF ESCROW AGREEMENT

                                ESCROW AGREEMENT
                                ----------------

          THIS  ESCROW  AGREEMENT  (this  "Agreement") is made as of December 4,
                                           ---------
2006, by and among Charys Holding Company, Inc., a Delaware corporation (the "Company"), Vision Opportunity Master Fund, Ltd. ("Vision") and the other
 -------                                                 ------
purchasers  signatory  hereto  (collectively with Vision, the "Purchasers"), and
                                                               ----------
Kramer Levin Naftalis & Frankel LLP, with an address at 1177 Avenue of the Americas, New York, New York 10036 (the "Escrow Agent"). Capitalized terms used
                                         ------------
but not defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

                              W I T N E S S E T H:
                              --------------------

          WHEREAS, the Purchasers will be purchasing from the Company subordinated convertible promissory notes (the "Notes"), convertible into shares
                                                -----
of the Company's common stock, par value $0.001 per share, pursuant to a Note and Warrant Purchase Agreement dated as of the date hereof by and among the Company and the Purchasers (the "Purchase Agreement");
                                      -------------------

          WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the subscription amounts with respect to the purchase of the Notes in escrow until the Escrow Agent has received all closing documents and deliveries required under Article IV of the Purchase Agreement with respect to each Closing; and

          NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:


                                    ARTICLE I

                               TERMS OF THE ESCROW


          1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Notes as contemplated by the Purchase Agreement.

          1.2. Upon the Escrow Agent's receipt of the aggregate subscription amounts into its master escrow account, together with copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents and deliveries required under Article IV of the Purchase Agreement, it shall advise the Company and Vision, or their designated attorney or agent, of the amount of funds it has received into its master escrow account.

          1.3.     Wire  transfers to the Escrow Agent shall be made as follows:

               Bank:           Citibank, N.A.
                               666 Fifth Avenue
                               New York, NY 10103
               ABA No.:        021000089
               Account Name:   Kramer Levin Naftalis & Frankel LLP IOLA Account
               Account No.:    37317968
               Reference:      Charys Holding Company, Inc./
                               Christopher S. Auguste

          1.4. The Company and Vision, promptly after being advised by the Escrow Agent that it has received the subscription amounts for the Closing, copies of counterpart signature pages of the Transaction Documents from each Purchaser and the Company and all other closing documents and deliveries required under Article IV of the Purchase Agreement, shall deliver to the Escrow Agent a Release Notice, in the form attached hereto as Exhibit A (the "Release
                                                         ---------       -------
Notice").
------

          1.5. Once the Escrow Agent receives the Release Notice executed by the Company and Vision, the Escrow Agent shall wire the subscription proceeds per the written instructions of the Company and Vision, net of fees, expenses and any other disbursements as set forth in the Release Notice.

          1.6. Wire transfers to the Company shall be made pursuant to written instructions from the Company provided to the Escrow Agent.

          1.7. Upon the written request from a Purchaser to the Escrow Agent, the Escrow Agent shall promptly return the subscription proceeds to each Purchaser pursuant to written wire instructions to be delivered by such Purchaser to the Escrow Agent.


                                   ARTICLE II

                                  MISCELLANEOUS


          2.1. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

          2.2. All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

          2.3. This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

          2.4. This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

          2.6. The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

          2.7. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

          2.8. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

          2.9. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

          2.10. The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

          2.11. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR ONE OF THE PURCHASERS AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR SUCH PURCHASER FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY AND THE PURCHASERS CONSENT TO THE ESCROW AGENT ACTING IN SUCH CAPACITY AS LEGAL COUNSEL FOR ONE OF THE PURCHASERS AND WAIVE ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART OF THE ESCROW AGENT. THE COMPANY AND THE PURCHASERS UNDERSTAND THAT THE ESCROW AGENT IS RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.

          2.12. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.

          2.13. If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

          2.14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or
(2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

          2.15. The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

                            [SIGNATURE PAGE FOLLOWS]

                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 4th day of December, 2006.


CHARYS HOLDING COMPANY, INC.


By:
   -------------------------------------
   Name:
   Title:

ESCROW AGENT:

KRAMER LEVIN NAFTALIS & FRANKEL LLP


By:
   -------------------------------------
   Name:
   Title:


                      [PURCHASERS' SIGNATURE PAGE FOLLOWS]

                [PURCHASER'S SIGNATURE PAGE TO ESCROW AGREEMENT]

Name of Investing Entity:
                         -----------------------------
Signature of Authorized Signatory of Investing Entity:
                                                      --------------------------
Name of Authorized Signatory:
                             ------------------------------
Title of Authorized Signatory:
                              -----------------------------

                                                                    Exhibit A to
                                                                    ------------
                                                                Escrow Agreement
                                                                ----------------

                                 RELEASE NOTICE
                                 --------------

          The UNDERSIGNED, pursuant to the Escrow Agreement dated as of December 4, 2006 among the Company, the Purchasers signatory thereto and Kramer Levin Naftalis & Frankel LLP, as Escrow Agent (the "Escrow Agreement"), hereby notify
                                               ----------------
the Escrow Agent that each of the conditions precedent to the purchase and sale of the Notes have been satisfied or waived in accordance with Article IV of the Purchase Agreement. The Company hereby confirms that all of its respective representations and warranties contained in the Purchase Agreement remain true and correct and authorize the release by the Escrow Agent of the funds to be released as described in the Escrow Agreement and as set forth below. This Release Notice shall not be effective until executed by the Company and Vision.

          Capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement.

          This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

          Please release the $____________ that has been deposited in the escrow account pursuant to the Escrow Agreement according to the following instructions:


                                [TO BE COMPLETED]

          IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this ____ day of December, 2006.

CHARYS HOLDING COMPANY, INC.


By:
   -------------------------------------
   Name:
   Title:


VISION OPPORTUNITY MASTER FUND, LTD.


By:
   -------------------------------------
   Name:
   Title:

                                    EXHIBIT F
                 FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                          CHARYS HOLDING COMPANY, INC.


                                                          as of December 4, 2006

[Name and address of Transfer Agent]
Attn:
     ---------------

LADIES AND GENTLEMEN:

     Reference is made to that certain Note and Warrant Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of December 4, 2006, by and among Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), and the purchasers named therein (collectively, the "PURCHASERS") pursuant to which the Company is issuing to the Purchasers subordinated convertible promissory notes (the "NOTES") and warrants (the "WARRANTS") to purchase shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"). This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Notes (the "CONVERSION SHARES") and exercise of the Warrants (the "WARRANT SHARES") to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, in the form attached hereto as Exhibit I and Exhibit II, respectively, (ii) in the case of the conversion of Notes, a copy of the Note (with the original delivered to the Company) representing the Notes being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such Notes or the Warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT"), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the SEC under the 1933 Act, then the certificates for the Conversion Shares and the Warrant Shares shall bear a legend substantially as follows:

     "THE  SECURITIES  REPRESENTED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN
     REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE
     SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR CHARYS HOLDING COMPANY, INC. SHALL HAVE

     RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF
     APPLICABLE  STATE  SECURITIES  LAWS  IS  NOT  REQUIRED."

and, provided further, that the Company may from time to time notify you to place stop-transfer restrictions on the certificates for the Conversion Shares and the Warrant Shares in the event a registration statement covering the Conversion Shares and the Warrant Shares is subject to amendment for events then current.

     A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

     Please be advised that the Purchasers are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Purchaser is a third party beneficiary to these instructions.

     Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any
questions  concerning  this  matter,  please  contact  me  at           .
                                                              ----------

                                        Very truly yours,

                                        CHARYS HOLDING COMPANY, INC.


                                        By:
                                           ---------------------------------

                                        Name:
                                             --------------------------
                                        Title:
                                              -------------------------

ACKNOWLEDGED AND AGREED:
[TRANSFER AGENT]

By:
   -----------------------------
Name:
     ---------------------------
Title:
      --------------------------
Date:
     --------

                                    EXHIBIT I
                                    ---------

                          CHARYS HOLDING COMPANY, INC.
                                CONVERSION NOTICE

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $                 of the
                                                       ----------------
principal amount of the above Note No.    into shares of Common Stock of CHARYS
                                      ---
HOLDING COMPANY, INC. (the "Maker") according to the conditions hereof, as of the date written below.

Date of Conversion
                   ---------------------------------------------------------

Applicable Conversion Price
                           ---------------------------------------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Date of Conversion:
                                               ---------------------------

Signature
         -------------------------------------------------------------------

     [Name]

Address:
        ------------------------------------------------------------------

        ------------------------------------------------------------------

                                   EXHIBIT II
                                   ----------

                             FORM OF EXERCISE NOTICE

                                  EXERCISE FORM

                          CHARYS HOLDING COMPANY, INC.

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of Charys Holding Company, Inc. covered by the within Warrant.

Dated: _________________          Signature   ___________________________

                                  Address     _____________________
                                              _____________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise:___________________________

The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

The undersigned intends that payment of the Warrant Price shall be made as (check one):

          Cash Exercise_______

          Cashless Exercise_______

If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $ ________ by certified or official bank check (or via wire transfer) to the Issuer in accordance with the terms of the Warrant.

If the Holder has elected a Cashless Exercise, a certificate shall be issued to the Holder for the number of shares equal to the whole number portion of the product of the calculation set forth below, which is ___________. The Company shall pay a cash adjustment in respect of the fractional portion of the product of the calculation set forth below in an amount equal to the product of the fractional portion of such product and the Per Share Market Value on the date of exercise, which product is _____________.

     X = Y - (A)(Y)
             ------
                B

Where:

The number of shares of Common Stock to be issued to the Holder __________________("X").

The number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised ________________________ ("Y").

The  Warrant  Price  ______________  ("A").

The Per Share Market Value of one share of Common Stock _______________________ ("B").


                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________          Signature     ___________________________

                                  Address       _____________________
                                                _____________________

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W-___ canceled (or transferred or exchanged) this _____ day of ___________, _____, shares of Common Stock issued therefor in the name of
_______________, Warrant No. W-_____ issued for ____ shares of Common Stock in the name of _______________.

                                   EXHIBIT III
                                   -----------

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]
Attn:
      --------------

     Re:     CHARYS  HOLDING  COMPANY,  INC.
             -------------------------------

Ladies  and  Gentlemen:

     We are special counsel to Charys Holding Company, Inc., a Delaware corporation (the "COMPANY"), and have represented the Company in connection with that certain Note and Warrant Purchase Agreement (the "PURCHASE AGREEMENT"), dated as of December 4, 2006, by and among the Company and the purchasers named therein (collectively, the "PURCHASERS") pursuant to which the Company issued to the Purchasers subordinated secured convertible promissory notes (the "NOTES") and warrants (the "WARRANTS") to purchase shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"). Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), dated as of December 4, 2006, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants, under the Securities Act of 1933, as amended (the
"1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ________________, 2006, the Company filed a Registration Statement on Form SB-2 (File No. 333-________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the resale of the Registrable Securities which names each of the present Purchasers as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and accordingly, the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                             Very  truly  yours,

                                             [COMPANY COUNSEL]

                                             By:
                                                --------------------------


cc:     [LIST NAMES OF PURCHASERS]

                                    EXHIBIT G
                                 FORM OF OPINION

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own, lease and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

     2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Notes, the Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants. The execution, delivery and performance of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. Each of the Transaction Documents have been duly executed and delivered, and the Notes and the Warrants have been duly executed, issued and delivered by the Company and each of the Transaction Documents constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms. The Common Stock issuable upon conversion of the Notes and exercise of the Warrants are not subject to any preemptive rights under the Certificate of Incorporation or the Bylaws.

     3. The Notes and the Warrants have been duly authorized and, when delivered against payment in full as provided in the Purchase Agreement, will be validly issued, fully paid and nonassessable. The shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants have been duly authorized and reserved for issuance, and when delivered upon conversion or against payment in full as provided in the Notes and the Warrants, as applicable, will be validly issued, fully paid and nonassessable.

     4. The execution, delivery and performance of and compliance with the terms of the Transaction Documents and the issuance of the Notes, the Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants do not (a) violate any provision of the Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party and which is set forth on Schedule I, (c) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment which is set forth on Schedule I to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (d) result in a violation of any Federal, state, local or foreign statute, rule, regulation, order, judgment, injunction or decree (including Federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except, in all cases other than violations pursuant to clauses (a) and (d) above, for such conflicts, default, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

     5. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required under Federal, state or local law, rule or regulation in connection with the valid execution, delivery and performance of the Transaction Documents, or the offer, sale or issuance of the Notes, the Warrants and the Common Stock issuable upon conversion of the Notes and exercise of the Warrants other than filings as may be required by applicable Federal and state securities laws and regulations and any applicable stock exchange rules and regulations.

     6. To our knowledge, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company which questions the validity of the Purchase Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto. There is no action, suit, claim, investigation or proceeding pending, or to our knowledge, threatened, against or involving the Company or any of its properties or assets and which, if adversely determined, is reasonably likely to result in a Material Adverse Effect. To our knowledge, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any officers or directors of the Company in their capacities as such.

     7. Assuming that all of the Purchasers' representations and warranties in the Purchase Agreement are complete and accurate, the offer, issuance and sale of the Notes and the Warrants and the offer, issuance and sale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants are exempt from the registration requirements of the Securities Act of 1933, as amended.

     8. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.